STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made this 27th day of February, 2004, by and between JANET RISHER and RICHARD SCHMIDT (collectively, the "Sellers") SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company"), and BILLY RAY (the "Purchaser").

     WHEREAS,  the  Sellers  are  stockholders  of  the  Company;  and

     WHEREAS, the Sellers desire to sell to the Purchaser 21,851,503 shares of the common stock of the Company, no par value per share (the "Company Common Stock") and 1,000,000 shares of the preferred stock of the Company, no par value per share (the "Company Preferred Stock"); and

     WHEREAS, the Purchaser desires to purchase the Company Common Stock and the Company Preferred Stock from the Sellers as hereinafter provided;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

     1.     Purchase  of  Stock.  At  the  closing  of  this  Agreement  (the
            -------------------
"Closing"), upon the terms and conditions set forth in this Agreement, free and clear of all liens and encumbrances, except as otherwise may be permitted hereunder, the Sellers shall sell, transfer, assign, and deliver to the Purchaser 21,851,503 shares of the Company Common Stock (the "Initial Common Shares") and 1,000,000 shares of the Company Preferred Stock (the "Initial Preferred Shares"), and the Purchaser, upon the basis of the covenants, warranties and representations of the Sellers set forth herein, shall purchase from the Sellers the Initial Common Shares and the Initial Preferred Shares for the sum of $250,000 pursuant to that certain promissory in the form attached hereto as Attachment A (the "Note"). The shares to be transferred to the
            -------------
Purchaser and the Note shall contain a legend restricting the transfer thereof as required by the Securities Act of 1933, as amended (the "Securities Act"). Payment of the Note is secured by that certain Stock Pledge Agreement in the form attached hereto as Attachment B (the "Stock Pledge Agreement").
                            -------------

     2.     Escrow.  Upon  the  date  hereof,  the Sellers have placed in escrow
            ------
with Norman T. Reynolds, Esq. (the "Escrow Agent"), pursuant to the terms of that certain Escrow Agreement attached hereto as Attachment C (the "Escrow
                                                       ------------
Agreement") the Initial Common Shares and the Initial Preferred Shares (sometimes hereinafter collectively referred to as the "Escrowed Shares"). The Escrowed Shares have been accompanied by stock powers duly executed by the Sellers in favor of the Purchaser in the form attached hereto as Attachment D,
                                                                   ------------
which will be utilized to transfer the Escrowed Shares to the Purchaser upon satisfaction of all of the terms of the Note, the Stock Pledge Agreement, the Escrow Agreement, the Consulting Agreements hereinafter described (collectively, the "Other Agreements") and this Agreement. At the Closing hereunder and upon the payment in full of the Note the Escrow Agent shall deliver the Initial Common Shares to the Purchaser free and clear of all liens and encumbrances other than the legend required by the Securities Act. Upon completion and satisfaction of all of the terms hereof and the Other Agreements, the Escrow Agent shall deliver the Initial Preferred Shares to the Purchaser free and clear of all liens and encumbrances other than the legend required by the Securities Act.

     3.     Conditions  Precedent  to  the  Closing  and  the Obligations of the
            --------------------------------------------------------------------
Sellers.  All obligations of the Sellers under this Agreement are subject to the
-------
fulfillment or waiver (where permissible) of each of the following conditions specified in this paragraph. If the Purchaser does not satisfy all of the following conditions, then only for so long as any portion of the Note remains unpaid, the Sellers will have the option to terminate this Agreement and have the Initial Common Shares returned to them (the "Common Shares Termination Option"). If the Purchaser does not satisfy any of the other conditions then for so long as either of the Subsequent Acquisitions described in Paragraph 3(d) hereof remain incomplete, the Sellers will have the option to terminate this Agreement and have the Initial Preferred Shares returned to them (the "Preferred Shares Termination Option"). The condition specified in Paragraph 3(i) hereof shall only be a condition to the Purchaser's right to the Additional Shares set forth in Paragraph 3(e) hereof. To exercise the Common Shares Termination Option or the Preferred Shares Termination Option, the Sellers shall provide the Purchaser with written notice of election of the Common Shares Termination Option or the Preferred Shares Termination Option, as the case may be, within five business days of the date of the Purchaser's failure to fulfill the applicable condition (the "Termination Option Notice Period"). In the event the

Sellers fail to exercise the Common Shares Termination Option or the Preferred Shares Termination Option, as the case may be, within the Termination Option Notice Period, then the applicable condition precedent shall be deemed to have been waived. Further, if the Sellers elect to exercise the Common Shares Termination Option or the Preferred Shares Termination Option, as the case may be, and terminate this Agreement, the Purchaser will have the right to reacquire any assets conveyed to the Company after the date hereof and prior to the Closing upon the assumption of any liabilities after the date hereof, whereupon the Purchaser will transfer, assign, and convey to the Company any of the shares of the Company Common Stock and the Company Preferred Stock issued to the Purchaser or any other party, other than the Sellers or the Consultants, hereinafter defined, after the date hereof, and all designees of the Purchaser shall resign immediately as officers and directors of the Company. The conditions are as follows:

          (a)     Representations  and  Warranties  True  at  the  Closing.  The
                  --------------------------------------------------------
representations and warranties of the Purchaser herein shall be deemed to have been made again at the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Purchaser shall have performed all of the obligations to be performed by the Purchaser hereunder following the date hereof.

          (b)     No  Orders.  There  has  not  been issued, and there is not in
                  ----------
effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

          (c)     Election  of Directors.  For so long as the Purchaser owns the
                  ----------------------
Initial Common Shares, Purchaser agrees to vote the Initial Common Shares (i) to not increase the number of directors to more than 11 members, and (ii) to elect or retain as directors Richard Mangiarelli and John Jordan for a period of three years from the date hereof.

          (d)     Subsequent  Acquisitions.  The  Company  must  have:
                  ------------------------

               (i) Acquired the assets or shares of Personnel Resources of Georgia within 75 days after the effective date of the Schedule 14A filed with the Securities and Exchange Commission as described in Paragraph 3(e) hereof; and

               (ii) Acquired new business providing for $15,000,000 in annualized gross sales in the aggregate, with a pretax annualized profit of $500,000, within 240 days after the date hereof.

     For the purposes of this Agreement, the term "gross sales" shall mean all revenues from sales of the Company based upon all business conducted by the Company, whether such sales be evidenced by check, cash, credit, charge account, exchange or otherwise, and shall include, but not be limited to, the amounts received from the sale of goods, wares and merchandise, including sales of tangible property of every kind and nature, promotional or otherwise, and for services performed by the Company, together with the amount of all orders taken or received by the Company. Gross sales shall not include sales of merchandise for which cash has been refunded, provided that they shall have previously been included in gross sales. There shall be deducted from gross sales the price of merchandise returned by customers for exchange, provided that such returned merchandise shall have been previously included in gross sales, and provided that the sales price of merchandise delivered to the customer in exchange shall be included in gross sales.

     Gross sales shall not include the amount of any sales tax imposed by any governmental authority directly on sales and collected from customers, provided that the amount thereof is added to the selling price or absorbed therein, and actually paid by the Company to such governmental authority. Each charge or sale upon credit shall be treated as a sale for the full price in the month during which such charge or sale shall be made, irrespective of the time when the Company shall receive payment (whether full or partial) therefor.

     The measurement of gross sales shall be in accordance with generally accepted accounting principles as set forth in the opinions, statements and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, the Financial Accounting Standards Board and such other persons who shall be approved by a significant segment of the accounting profession and concurred in by the independent public accountants certifying any financial statements of the Company.

          (e)     Issuance  of Additional Shares of the Company Common Stock. In
                  ----------------------------------------------------------
order to achieve the gross sales and debt or equity financing guidelines referred to in subparagraph 3(d) herein, following the date hereof and as of the Closing, the Purchaser may cause the Company to issue no more than 155,372,225 additional shares of the Company Common Stock, including 22,372,225 shares of the Company Common Stock which may be purchased by the Purchaser between the date hereof and the Closing, so that following the completion of the acquisition of such gross sales and the debt or equity funding contemplated hereunder, the Company will have no more than 204,000,000 shares of the Company Common Stock and 1,000,000 shares of the Company Preferred Stock issued and outstanding. In that regard, the Purchaser may cause the Company to have shares of the Company Common Stock issued and outstanding as follows:

         Description of Stockholder               Number of Shares
         --------------------------               ----------------
The Consultants . . . . . . . . . . . . . . . . .       43,000,000
The Purchaser (additional shares) . . . . . . . .       22,372,225
The Purchaser (Initial Common Shares) . . . . . .       21,851,503
Shares issued for Acquisitions. . . . . . . . . .       53,000,000
Shares issued for Funding . . . . . . . . . . . .       37,000,000
Existing Stockholders . . . . . . . . . . . . . .       48,627,775
                                                  ----------------
Total . . . . . . . . . . . . . . . . . . . . . .      204,000,000
                                                  ================

     In order to carry out the intent of this Agreement with respect to the issuance of shares of the Company Common Stock and the Company Preferred Stock, following the date hereof, the Purchaser shall amend the Articles of Incorporation of the Company to provide that the Company is authorized to issue 300,000,000 shares of the Company Common Stock and 5,000,000 shares of the Company Preferred Stock. In that regard the Purchaser shall cause the Company to prepare and file a Schedule 14A as required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for the purpose of soliciting proxies from the stockholders of the Company to approve the change in the capital structure of the Company, and the approval of this transaction in lieu of a previously transaction for the Company to acquire BigVault, Inc., a Delaware corporation.

          (f)     Exchange Act Filings.  Following the date hereof, for a period
                  --------------------
of two years, the Company shall timely file with the Securities and Exchange Commission all reports required under the Exchange Act.


          (g)     Dilution  of  the  Sellers.  Following the date hereof and the
                  --------------------------
satisfaction of all of the terms of this Agreement and the Other Agreements, the Company may issue any additional shares of the Company Common Stock up to 250,000,000 shares with approval by a majority of the Company's Board of Directors. The Company may issue additional shares of the Company Common Stock in excess of 250,000,000 with the unanimous approval of the Company's board of directors.

          (h)     Reverse  Split  of the Shares of the Company.  The Company may
                  --------------------------------------------
implement only one 10 for one reverse of split of the Company Common Stock in the 36 months following the Closing. No other reverse splits of the Company Common Stock or any other capital stock of the Company may be permitted within that time.

          (i)     Purchase  of  Spiderboy.com,  Inc.  Following the Closing, the
                  ---------------------------------
Company will sell 100 percent of the issued and outstanding shares of the capital stock of Spiderboy.com, Inc., the Company's wholly-owned subsidiary, to the Sellers for $1,000, in cash. Upon the effective date of a registration statement filed by Spiderboy.com, Inc. on an appropriate form, the Company will distribute its shares in Spiderboy.com, Inc. to the stockholders of the Company on a pro rata basis. All costs associated with such distribution of the shares of Spiderboy.com, Inc. shall be borne entirely by Spiderboy.com, Inc. following its sale to the Sellers.

          (j)     Consulting  Agreements.  Before  the  Closing,  each  of  the
                  ----------------------
Sellers and Paul Ferandell, John Jordan, Bruce Caldwell, Jimmy Villalobos, and Ash Mascarenhas (each of such other persons, which may include the Sellers if the context requires, being sometimes collectively referred to herein as the "Consultants") will enter into a consulting agreement with the Company (the "Consulting Agreement") in the form described in Attachment E hereto, which will
                                                 ------------
provide for payment in shares of the Company Common Stock beginning 91 days following the Closing for services to be rendered to the Company by each of the Consultants. Each Consulting Agreement will be for general business consulting and cannot be canceled other than pursuant to the applicable terms thereof. One-third of the shares of the Company Common Stock to be issued under each Consulting Agreement will be registered securities pursuant to a registration statement on Form S-8 under the Securities Act filed by the Company with the Securities and Exchange Commission (the "S-8 Shares"). One-third of such shares of the Company Common Stock to be issued pursuant to a Consulting Agreement will be restricted in their resale under Rule 144 promulgated under the Securities Act ("Rule 144"), but possessing piggyback registration rights. The remaining one-third will be restricted in their resale under Rule 144 and will have no registration rights. Moreover, at no time will the number of shares of the Company Common Stock to be issued to a Consultant under a Consulting Agreement be in such an amount that following the issuance of such shares such Consultant will own more than 9.9 percent of the issued and outstanding shares of the Company Common Stock.

     On the 91st day from the Closing, the Company will issue 4,000,000 S-8 Shares to each of Janet Risher and Richard Schmidt and 333,333 S-8 Shares to each of Paul Ferandell, John Jordan, Bruce Caldwell, Jimmy Villalobos, and Ash Mascarenhas. As the Company increases its outstanding shares of the Company Common Stock it will issue the additional shares to the Consultants on a pro-rata basis to the 204,000,000 referenced in Paragraph 3(e) hereof within 15 days.

          (k)     Other  Matters.  All  corporate  and  other  proceedings  and
                  --------------
actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Sellers and their counsel, whose approval shall not be unreasonably withheld.

     4.     Representations,  Warranties,  and  Covenants of the Sellers and the
            --------------------------------------------------------------------
Company.  Where a representation contained in this Agreement is qualified by the
-------
phrase "to the best of the Sellers' or the Company's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Sellers or the Company, as the case may be, believe the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Sellers, and the Company as to Paragraphs 4(b), (c), (e), (f), (g), (h),
(i),  (k),  (l),  (m), (n) and (o), represent, warrant, and covenant as follows:


          (a)     Power  and  Authority.  The  Sellers  have  full  power  and
                  ---------------------
authority to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the Other Agreements.

          (b)     Organization  and  Standing  of the Company.  The Company is a
                  -------------------------------------------
duly organized and validly existing Minnesota corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted.

          (c)     Capitalization.  The  Company is authorized by its Articles of
                  --------------
Incorporation to issue 50,000,000 shares of the Company Common Stock and 5,000,000 shares of the Company Preferred Stock. As of the date of this Agreement, there are 48,627,775 shares of the Company Common Stock duly and validly issued and outstanding, fully paid, and non-assessable, and 1,000,000 shares of the Company Preferred Stock issued and outstanding, fully paid, and non-assessable. There are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Company Common Stock and the Company Preferred Stock or other securities or entitling anyone to acquire the Company Common Stock and the Company Preferred Stock or other securities of the Company.

          (d)     Approval  of  Acquisitions.  The  Board  of  Directors  of the
                  --------------------------
Company may approve prior to the Closing the acquisition by the Company of Personnel Resources of Georgia, Inc. and JF Carter and Company, Inc. upon the terms described in Attachment F hereto.
                      -------------

          (e)     Liabilities.  The  Company does not have liabilities in excess
                  -----------
of  $5,000.00  as  of  the  date  hereof.

          (f)     No  Employees.  The  Company  has  no employees as of the date
                  -------------
hereof.

          (g)     Binding  Effect.  Upon  execution and delivery by the Sellers,
                  ---------------
this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Sellers, enforceable against the Sellers, in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (h)     No  Consents.  No  consent,  approval  or authorization of, or
                  ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Sellers prior to the date hereof to authorize the execution, delivery and performance by the Sellers of this Agreement or the Other Agreements.

          (i)     Stock  Ownership.  The  Sellers  have  good,  absolute,  and
                  ----------------
marketable title to the Initial Common Shares and the Initial Preferred Shares. The Sellers have the complete and unrestricted right, power and authority to cause the sale, transfer, and assignment of the Initial Common Shares and the Initial Preferred Shares pursuant to this Agreement. The delivery of the Initial Common Shares and the Initial Preferred Shares to the Purchaser as herein contemplated will vest in the Purchaser good, absolute and marketable title to the Initial Common Shares and the Initial Preferred Shares, free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws or this Agreement.

          (j)     Restrictions  on  Shares.  The  Initial  Common Shares and the
                  ------------------------
Initial  Preferred  Shares  will  carry  a  restrictive  legend  under Rule 144.

          (k)     Litigation.  There  is  no  claim  pending  or,  to  the  best
                  ----------
knowledge of the Sellers or the Company threatened against the Sellers or the Company pertaining directly or indirectly to the matters set forth in this Agreement.

          (l)     Disclosure.  Neither  this  Agreement nor any of the exhibits,
                  ----------
attachments, written statements, documents, certificates or other items prepared for or supplied to the Purchaser by or on behalf of the Sellers or the Company with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Sellers or the Company have not disclosed to the Purchaser in writing and of which the Sellers or the Company or any of their respective officers, directors or executive employees is aware and which could reasonably be anticipated to have a material adverse effect on the Company or the ability of the Purchaser or the Company to consummate the transaction contemplated hereby.

          (m)     Contracts.  Except  as  set  forth  on  Exhibit  4(m)  or  as
                  ---------                               -------------
expressly contemplated by this Agreement, the Company is not a party to any written or oral contract or agreement including but not limited to any (i) pension, profit sharing, stock option, employee stock purchase or other plan providing for deferred or other compensation to employees or any other employee benefit plan, or any contract with any labor union; (ii) contract for the employment of any officer, individual employee or other person on a full-time, part-time, consulting or other basis or contract relating to loans to officers, directors or Affiliates; (iii) contract relating to the borrowing of money or the mortgaging, pledging or otherwise placing a lien on any asset of the Company; (iv) guarantee of any obligation; (v) contract under which the Company has advanced or loaned any person any amount; (vi) contract under which the Company is lessee of or holds or operates any property, real or personal, owned by any other party; (vii) contract under which the Company is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company; (viii) assignment, license, indemnification or contract with respect to any intangible property (including, without limitation, any proprietary rights); (ix) warranty, contract with respect to services rendered or products sold or leased; (x) contract under which it has granted any person any registration rights (including piggyback rights) with respect to any securities; (xi) contract prohibiting it from freely engaging in any business or competing anywhere in the world; (xii) contract for the purchase, acquisition or supply of property and assets, whether for resale or otherwise; (xiii) contracts with independent agents or brokers; (xiv) marketing contracts; and (xv) any contract not in the ordinary course of business.

          (n)     Tax Matters.  Except as disclosed on Exhibit 4(n), the Company
                  -----------                          ------------
has filed all federal, state, and local tax reports, returns, information returns and other documents required to be filed and has duly paid all relevant taxes, including without limitation income, premium, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, leasing, lease, user, excise, duty, franchise, transfer, license, withholding, payroll, employment, fuel, excess profits, occupational and interest equalization, windfall profits, severance, and other charges due claimed to be due or may be due by federal, state, or local authorities.

          (o)     Compliance  with  Law  and  Applicable Government Regulations.
                  -------------------------------------------------------------
The Company is presently complying in respect of its operations, practices, real property, plants, structures, and other property, and all other aspects of its business, with all applicable federal state or local law.

     5.     Representations  and  Warranties  of  the  Purchaser.  Where  a
            ----------------------------------------------------
representation contained in this Agreement is qualified by the phrase "to the best of the Purchaser's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Purchaser believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which the Purchaser should have known or should have been reasonably expected to have known. The Purchaser hereby represents and warrants to the Sellers as follows:

          (a)     Power  and  Authority.  The  Purchaser  has  full  power  and
                  ---------------------
authority  to  execute,  deliver  and  perform  this  Agreement  and  the  Other
Agreements.

          (b)     Binding Effect.  Upon execution and delivery by the Purchaser,
                  --------------
this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof and thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     6.     Conditions  Precedent  to  Obligations  of  the  Purchaser.  All
            ----------------------------------------------------------
obligations of the Purchaser under this Agreement are subject to the fulfillment or waiver (where permissible) prior to or at the Closing, of the following conditions:

          (a)     Representations  and  Warranties  True  at  the  Closing.  The
                  --------------------------------------------------------
representations and warranties of the Sellers and the Company herein shall be deemed to have been made again as of the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Sellers shall have performed all of the obligations to be performed by them hereunder as of the date hereof or prior to the Closing, as called for hereunder.

          (b)     Deliveries  at  the Closing.  The Sellers shall have delivered
                  ---------------------------
to  the  Purchaser  all  of  the  documents  required to be delivered hereunder.

          (c)     Other  Matters.  All  corporate  and  other  proceedings  and
                  --------------
actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Purchaser and its counsel, whose approval shall not be unreasonably withheld.

     7.     Protection  Against  Dilution, Etc.  In any of the following events,
            ----------------------------------
occurring after the date hereof, and subject to the terms of Paragraph 3(e) hereof, appropriate adjustment shall be made in the number of shares of the Company Common Stock held by the Sellers or the Consultants and the purchase price per share to be paid, so as to maintain the proportionate interest of the Sellers and the Consultants from and after the date hereof: (a) recapitalization of the Company through a split-up or reverse split of the outstanding shares of the Company Common Stock or the Company Preferred Stock into a greater or lesser number, as the case may be, or (b) declaration of a dividend on the shares of the Company Common Stock or the Company Preferred Stock, payable in shares or other securities of the Company convertible into shares of the Company Common Stock or the Company Preferred Stock, or (c) any of the events described in Paragraph 8 hereof. See Exhibit 7 attached hereto for an example of the effect
                          ---------
of  the  issuance  of  new  shares  on  dilution.

     8.     Merger,  Etc.  In  case  the  Company,  or  any  successor, shall be
            ------------
consolidated or merged with another company, or substantially all of its assets shall be sold to another company in exchange for stock, cash or other property with the view to distributing such stock, cash or other property to its stockholders, each of the shares of the Company Common Stock or the Company Preferred Stock held by the Sellers or the Consultants shall be replaced for the purposes hereof by the securities of the Company or cash or property issuable or distributable in respect of one share of the Company Common Stock or the Company Preferred Stock, as the case may be, of the Company, or its successors, upon such consolidation, merger, or sale, and adequate provision to that effect shall be made at the time thereof.

     9.     No  Contracts,  Arrangements,  Understandings  or Relationships with
            --------------------------------------------------------------------
Respect  to  Securities.  Other  than  the Stock Pledge Agreement and the Escrow
-----------------------
Agreement between the Sellers and the Purchaser, there are no contracts, arrangements, understandings or relationships (legal or otherwise) by any party to this Agreement, including any of the Consultants, or any other person with respect to the Company Common Stock or the Company Preferred Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock or the Company Preferred Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     10.     The  Nature  and  Survival  of  Representations,  Covenants  and
             ----------------------------------------------------------------
Warranties. All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing.

     11.     Default  by the Purchaser.  If the Sellers do not default hereunder
             -------------------------
and the Purchaser defaults hereunder, the Sellers may assert any remedy, including specific performance, which the Sellers may have by reason of any such default. From and after the Closing, subject to the terms and provisions hereof, in the event of a breach by any party of the terms of this Agreement or any obligation of a party which survives the Closing hereunder, the non-defaulting party may assert any remedy, either at law or in equity to which such non-defaulting party may be entitled.

     Neither the Purchaser nor any of his employees, or agents and or attorneys or professional advisers representing any of them in this transaction, or the Company or Spiderboy.com, Inc (the "Paragraph 11 Parties') shall have any liability to the Sellers or to those individuals who are parties to the Consulting Agreements, or to the Company, with respect to any obligations under this Agreement, or the Other Agreements, or otherwise, for consequential, exemplary, special, incidental or punitive damages even if any of them have been advised of the possibility of such damages. In any event, the joint and several liability of the Paragraph 11 Parties to the Sellers or to the Company or Spiderboy.com, Inc. or any other party for any reason and upon any cause of action shall be limited to the aggregate amount of $250,000. This limitation applies to all causes of action in the aggregate, including without limitation to breach of contract, breach of warranty, negligence, strict liability, misrepresentations, and other torts. In the event the terms of this paragraph conflict with any of the other terms hereof or with the terms of any of the Other Agreements, the terms of this paragraph shall control and the provisions of this paragraph shall survive the Closing for five years.

     12.     Default  by  the  Sellers.  If  the  Purchaser  does  not  default
             -------------------------
hereunder and the Sellers default hereunder, the Purchaser may assert any remedy, including specific performance, which the Purchaser may have by reason of any such default. From and after the Closing, subject to the terms and provisions hereof, in the event of a breach by any party of the terms of this Agreement or any obligation of a party which survives the Closing hereunder, the non-defaulting party may assert any remedy, either at law or in equity to which such non-defaulting party may be entitled.

     13.     Cooperation.  The  Purchaser  and  the Sellers will each reasonably
             -----------
cooperate with the other, at the other's request and expense, in furnishing information, testimony, and other assistance in connection with any actions, proceedings, arrangements, disputes with other persons or governmental inquiries or investigations involving the Sellers or the Purchaser, conduct of the business of the Company, or the transactions contemplated hereunder.

     14.     Further Conveyances and Assurances.  After the Closing, the Sellers
             ----------------------------------
and the Purchaser, each, will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in the Purchaser ownership of the Company Common Stock and the Company Preferred Stock.

     15.     Closing.  The  Closing  of  the  sale  and  purchase  contemplated
             -------
hereunder shall be on the date of the payment in full of the Note and the satisfaction of all of the other terms hereof. The Closing shall be held at the offices of the Sellers, 2820 La Mirada Drive, Suite H, Vista, California 92083 at 2:00 p.m., Pacific Time, on the date of the Closing, unless another hour or place is mutually agreed upon by the Sellers and the Purchaser.

     16.     Deliveries  at  the  Closing  by  the  Sellers.  At the Closing the
             ----------------------------------------------
Sellers  shall  deliver:

          (a) Certificates representing 21,851,503 shares of the Company Common Stock duly endorsed by the Sellers, free and clear of all liens, claims, encumbrances, and restrictions of every kind except for the restrictive legend required by Rule 144.

          (b) Certificates representing 1,000,000 shares of the Company Preferred Stock duly endorsed by the Sellers, free and clear of all liens, claims, encumbrances, and restrictions of every kind except for the restrictive legend required by Rule 144.

          (c) The Sellers shall deliver any other document which may be necessary to carry out the intent of this Agreement.

     All documents reflecting any actions taken, received or delivered by the Sellers pursuant to this Paragraph 16 shall be reasonably satisfactory in form and substance to the Purchaser and his counsel.

     17.     No Assignment.  This Agreement shall not be assignable by any party
             -------------
without the prior written consent of the other parties, which consent shall be subject to such parties' sole, absolute and unfettered discretion.

     18.     Brokerage.  The  Sellers  and  the Purchaser agree to indemnify and
             ---------
hold harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

     19.     Mediation and Arbitration.  All disputes arising or related to this
             -------------------------
Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Vista, California. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) California law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Vista, California, and
(c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     20.     Attorney's  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by any other parties subject to the limitation in Paragraph 11.

     21.     Benefit.  All  the  terms and provisions of this Agreement shall be
             -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     22.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Sellers, addressed to Ms. Janet Risher at P.O. Box 250, Rancho Santa Fe, California 92067, and to Mr. Richard Schmidt at 3427 Ybarra Road, Spring Valley, California 91978; if to the

Company, addressed to Mr. Richard Mangiarelli at 2820 La Mirada Drive, Suite H, Vista, California 92083; and if to the Purchaser, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     23.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     24.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     25.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of it, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     26.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     27.     Time  of  the  Essence.  Time  is of the essence of this Agreement.
             ----------------------

     28.     Incorporation  by  Reference.  The  Attachments  to  this Agreement
             ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     29.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     30.     Controlling  Agreement.  In  the  event of any conflict between the
             ----------------------
terms of this Agreement or any of the Other Agreements or the Attachments referred to herein, the terms of this Agreement shall control.

     31.     Law  Governing;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Southern District of California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     32.     Entire  Agreement.  This  instrument  and  the  attachments  hereto
             -----------------
contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.


                                       -----------------------------------------
                                       JANET RISHER

                                       -----------------------------------------
                                       RICHARD SCHMIDT


                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                           -------------------------------------
                                           Richard Mangiarelli, President


                                       -----------------------------------------
                                       BILLY  RAY


Attachments:
-----------
Attachment A     The Note
Attachment B     The Stock Pledge Agreement
Attachment C     The Escrow Agreement
Attachment D     The Stock Powers
Attachment E     Form of Consulting Agreement
Attachment F     Terms of the Acquisition of Personnel Resources of Georgia,
                 Inc. and JF Carter and Company, Inc.
Exhibits:
--------
Exhibit 4(m)     Contracts
Exhibit 4(n)     Tax Matters
Exhibit 7        Example of the Effect of the Issuance of New Shares on Dilution

                                  ATTACHMENT A
                                 PROMISSORY NOTE

$250,000.00                                                    February  27,2004

     After date, without grace, for value received, BILLY RAY, (the "Maker") hereby promises to pay to the order of JANET RISHER and RICHARD SCHMIDT, residents of San Diego County, California (collectively, the "Payee") the original principal amount of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00). Except as may be otherwise provided herein, the unpaid principal of this Note shall bear no interest. All payments of principal and interest hereunder are payable in lawful money of the United States of America at 2820 La Mirada Drive, Suite H, Vista, California 92083, or such other place as the Payee may designate in writing to the Maker.

     The  principal  of  this  Note  shall  be  due  and  payable  as  follows:

     1. The sum of $25,000.00 shall be due and payable on or before April 30, 2004.

     2. Thereafter, this Note shall be due and payable in nine monthly installments of $25,000.00 each, payable on the 30th day of each and every calendar month, beginning on May 30, 2004, and continuing regularly thereafter until the whole of said principal amount has been duly paid.

     3. All payments hereunder shall be first applied to expenses and other charges then to any accrued interest, and the balance, if any to principal.

     Any interest on this Note shall be computed for the actual number of days elapsed and on the basis of a year consisting of 360 days, unless the maximum legal interest rate would thereby be exceeded, in which event, to the extent necessary to avoid exceeding such maximum rate, interest shall be computed on the basis of the actual number of days elapsed in the applicable calendar year in which it accrued. It is the intention of the Maker and the Payee to conform strictly to applicable usury laws. It is therefore agreed that (i) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Note or otherwise in connection with this loan transaction, shall never exceed the maximum amount of interest, nor produce a rate in excess of the maximum contract rate of interest the Payee may charge the Maker under applicable law and in regard to which the Maker may not successfully assert the claim or defense of usury, and (ii) if any excess interest is provided for, it shall be deemed a mistake and the same shall be refunded to the Maker or credited on the unpaid principal balance hereof and this Note shall be automatically deemed reformed so as to permit only the collection of the maximum legal contract rate and amount of interest.

     If, for any reason whatever, the interest paid on this Note shall exceed the maximum non-usurious amount permitted by law, the Payee shall refund to the Maker such portion of said interest as may be necessary to cause the interest paid on this Note to equal the maximum non-usurious amount permitted by law, and no more. All sums paid or agreed to be paid to the Payee for the use, forbearance or detention of the indebtedness evidenced hereby shall to the extent permitted by applicable law be amortized, prorated, allocated and spread throughout the full term of this Note until payment in full.

     This Note may be prepaid in whole or in part at any time without premium or penalty by the Maker. Prepayments shall be applied to installments of principal in the inverse order of maturity so that they will pay the last maturing principal installments first, and these payments will not reduce the amount or time of payment of the remaining installments. Any interest on any prepaid installment of principal shall immediately cease to accrue.

     Except as provided herein, the Maker and each surety, endorser, and guarantor waives all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, notices of protest, grace, and diligence in the collection of this Note, and in filing suit hereon, and agrees that its liability for the payment hereof shall not be affected or impaired by any release or change in the security or by any extension or extensions of time of payment.

     Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Payee or any other holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee or any other holder hereof and applied to the indebtedness as herein provided.

     In the event of default in the payment of this Note or under any instrument executed in connection with this Note, the Maker agrees to pay on demand all costs incurred by the Payee (i) in the collection of any sums, including, but not limited to, principal, interest, expenses, and reimbursements due and payable on this Note, and (ii) in the enforcement of the other terms and provisions of this Note or any instrument securing payment of this Note, whether such collection or enforcement be accomplished by suit or otherwise, including the Payee's reasonable attorney's fees.

     It is agreed that time is of the essence of this Note, and upon the failure of the Maker to cure an event of default in the payment of any fixed monthly payment when due hereunder within 30 days after receipt of notice from the Payee or other holder of such failure, or upon the failure of the Maker to cure any event of default within 30 days after receipt of notice from the Payee or other holder of such failure, the Payee may declare the whole sum of the principal of this Note remaining at the time unpaid, together with the accrued interest, charges, and, to the extent permitted under applicable law, costs and reasonable attorney's fees incurred by the Payee in collecting or enforcing the payment thereof, immediately due and payable without further notice, and failure to exercise said option shall not constitute a waiver on the part of the Payee of the right to exercise the same at any other time.

     If this Note is not paid at maturity, however maturity may be brought about, all principal and interest due on the date of such maturity shall bear interest from the date of such maturity at the maximum contract rate of interest which the Payee may charge the Maker under applicable law.

     Except as otherwise provided for herein, each maker, surety, guarantor and endorser of this Note expressly waives all notices, including, but not limited to, all demands for payment, presentations for payment, notice of opportunity to cure default, notice of intention to accelerate the maturity, notice of protest and notice of acceleration of the maturity, notice of protest and notice of acceleration of the maturity of this Note, and consents that this Note and the security interest securing its payment may be renewed and the time of payment extended without notice and without releasing any of the parties.

     This Note is secured by that certain Stock Pledge Agreement of even date herewith executed by the Maker, as the Debtor, in favor of the Payee, as the Secured Party (the "Stock Pledge Agreement").

     Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Payee or any other holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee or any other holder hereof and applied to the indebtedness as herein provided.

     This Note shall be governed by and construed in accordance with the laws of the State of California and applicable federal law.


                                       -----------------------------------------
                                       BILLY RAY

                                  ATTACHMENT B
                             STOCK PLEDGE AGREEMENT

     THIS AGREEMENT is made this 27th day of February, 2004, by and between JANET RISHER and RICHARD SCHMIDT (collectively, the "Secured Party") and BILLY RAY (the "Debtor").

     WHEREAS, the Secured Party, pursuant to that certain Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") with respect to SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") has agreed to sell to the Debtor 21,851,503 shares of the issued and outstanding common stock of the Company, no par value per share (the "Company Common Stock"), and 1,000,000 shares of the issued and outstanding preferred stock of the Company, no par value per share (the "Company Preferred Stock"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Debtor has executed and delivered to the Secured Party that one certain promissory note of even date herewith in the original principal amount of $250,000 payable to the order of the Secured Party (the "Note"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Debtor and the Company have executed or will execute that certain Escrow Agreement (the "Escrow Agreement") and various Consulting Agreements (collectively, the "Consulting Agreements") as described therein;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1.     Security  Interest.  The Debtor hereby grants to the Secured Party a
            ------------------
security interest and agrees and acknowledges that the Secured Party has and shall continue to have a security interest in the Company Common Stock and the Company Preferred Stock and in any other shares of the capital stock of the Company now owned or hereafter acquired by the Debtor, all present and future issued and outstanding shares of capital stock or other equity and/or investment securities issued by the Company, together with all monies, income, proceeds, increases, substitutions, replacements, additions, accessions and benefits attributable or accruing to said property, including, but not limited to, all stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends paid in stock, new securities or other properties or benefits for which the Debtor is or may hereafter become entitled to receive on account of said property, and in the event that the Debtor shall receive any of such, the Debtor shall hold same as trustee for the Secured Party and will immediately deliver same to the Secured Party to be held hereunder in the same manner as the properties specifically described above are held hereunder. All property of all kinds in which the Secured Party is herein granted a security interest, including, but not limited to, the Company Common Stock and the Company Preferred Stock, shall hereinafter be referred to as the "Collateral."

     The Debtor agrees to execute such stock powers, endorse such instruments, or execute such additional pledge agreements or other documents as may be required by the Secured Party in order to effectively grant to the Secured Party the security interest in the Collateral. The security interest granted hereby is to secure the payment of any and all indebtedness, liabilities, obligations, and duties whatsoever of the Company and/or the Debtor to the Secured Party whether direct or whether now existing or hereafter arising, and howsoever evidenced or acquired, and whether joint or several, including, but not limited to, the Stock Purchase Agreement, the Note, the Escrow Agreement, the Consulting Agreements, and all costs incurred by the Secured Party to enforce this Agreement or any of the above described agreements and instruments, including but not limited to attorney's fees and expenses (all of such obligations, indebtedness and liabilities being hereinafter collectively referred to as the "Obligations").

     2.     Warranties  and Covenants of the Debtor.  The Debtor, for so long as
            ---------------------------------------
he has any duty with respect to the Obligations, hereby warrants and covenants as follows:

          (a) The security interest granted hereby will attach to the Collateral on the date hereof.

          (b) Except for the security interest granted hereby and for taxes not yet due, the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

          (c) The Debtor authorizes the Secured Party to file a financing statement, if desired by the Secured Party in any applicable jurisdiction, signed only by the Secured Party covering the Collateral, and at the request of the Secured Party, the Debtor will join the Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code in effect in any such jurisdiction on the date hereof in a form satisfactory to the Secured Party, and the Secured Party will pay the cost of filing the same, or filing or recording the financing statements in all public offices wherever filing or recording is deemed by the Secured Party to be necessary or desirable. It being further stipulated in this regard that the Secured Party may also at any time or times sign a counterpart of this Agreement signed by the Debtor and file same as a financing statement if the Secured Party shall elect to do so.

          (d) The Debtor will not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein.

          (e) Subject to the Stock Purchase Agreement, the Debtor will keep the Collateral free from any adverse lien, security interest, or encumbrance, except the security interest granted hereby and for taxes not yet due.

          (f) The Debtor will pay to the Secured Party all costs and expenses, including reasonable attorney's fees, incurred or paid by the Secured Party in exercising or protecting its interests, rights and remedies under this Agreement in the event of default by the Debtor hereunder or under the Stock Purchase Agreement, the Note, the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein.

          (g) The Debtor will pay all expenses incurred by the Secured Party in preserving, defending, and enforcing this security interest in the Collateral and in collecting or enforcing the Obligations. Expenses for which the Debtor is liable include, but are not limited to, taxes, assessments, reasonable attorney's fees, and other legal expenses. These expenses will bear interest from the dates of payment at the highest rate stated in the Obligations, and the Debtor will pay the Secured Party this interest on demand at a time and place reasonably specified by the Secured Party. These expenses and interest will be part of the Obligations and will be recoverable as such in all respects.

          (h) The Debtor will immediately notify the Secured Party of any change in the Debtor's name, address, or location, change in any matter warranted or represented in this Agreement, change that may affect this security interest, and any Event of Default.

          (i) The Debtor appoints the Secured Party as the Debtor's attorney-in-fact, effective if an Event of Default as hereinafter defined is not cured within 30 days after receipt by the Debtor from the Secured Party of notice thereof, to do any act that the Debtor is obligated to do by this Agreement, to exercise all rights of the Debtor in the Collateral, to make all collections, to execute any papers and instruments, and to do all other things necessary to preserve and protect the Collateral and to make collections and to protect the Secured Party's security interest in the Collateral.

     3.     General Covenants.  The security interest granted hereby shall in no
            -----------------
way be affected by any indulgence or indulgences, extension or extensions, change or changes in the form, evidence, maturity, rate of interest or otherwise of the Obligations, or by want of presentment, notice, protest, suit, or indulgence upon the Obligations, or shall any release of any security for any of the parties liable for the payment of the Obligations in any manner affect or impair this Agreement, and same shall continue in full force and effect in accordance with their terms until the Obligations have been fully paid.

     Any and all securities and other properties of the Debtor heretofore, now or hereafter delivered to the Secured Party or in the Secured Party's possession, shall also secure the Obligations and shall be held and construed to be a part of the Collateral hereunder to the same extent as fully described herein.

     4.     Events  of  Default.  The  Debtor  shall  be  in  default under this
            -------------------
Agreement upon the happening of any of the following events or conditions (hereinafter severally referred to as an "Event of Default" and collectively referred to as the "Events of Default"):

          (a)     Default  by the Debtor with respect to any of the Obligations.

          (b) The levy of any attachment, execution or other process against the Debtor, the Company, or any of the Collateral that is not stayed or dismissed within 30 days.

          (c) Dissolution, termination of existence, insolvency or business failure of the Debtor, the Company, or any endorser, guarantor or surety of the Obligations, or commission of the act of bankruptcy by, or the appointment of a receiver or other legal representative for any part of the property of, assignment for the benefit of creditors by, or commencement of any proceedings under any bankruptcy or insolvency law by or against, the Debtor, the Company or any endorser, guarantor, or surety for the Obligations that are not stayed or dismissed within 30 days of filing.

          (d) Default in the performance of any covenant or agreement of the Debtor or the Company to the Secured Party, whether under this Agreement, the Note, the Escrow Agreement, or any of the Consulting Agreements, or any other instrument executed in connection with said agreements or otherwise.

          (e) The occurrence of any event which under the terms of any evidence of indebtedness, indenture, loan agreement, security agreement, or similar instrument permits the acceleration of maturity of any indebtedness of the Company or the Debtor to the Secured Party, or to persons other than the Secured Party, or the Secured Party receives notification that another person has or expects to acquire a security interest in the Collateral or any part thereof.

          (f) If any warranty, covenant, or representation made to the Secured Party by or on behalf of the Debtor or the Company proves to have been false in any material respect when made.

          (g)     If  any  lien  attaches  to  any  of  the  Collateral.

     5.     Remedies.  Upon  the failure of the Debtor or the Company to cure an
            --------
Event of Default within 30 days after receipt of notice from the Secured Party of such Event of Default and at any time thereafter, at the option of the holder thereof, any or all of the Obligations shall become immediately due and payable without presentment or demand or any further notice to the Debtor, the Company or any other person obligated thereon and the Secured Party shall have and may exercise with reference to the Collateral any and all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of California, and as otherwise granted herein or under any other agreement executed by the Debtor, including, without limitation, the right and power to sell at public or private sale or sales, or otherwise dispose of or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under this Agreement or under the Uniform Commercial Code as adopted in the State of California after default by the Debtor or the Company and to apply the proceeds thereof toward the payment of any costs and expenses and attorney's fees thereby incurred by the Secured Party and toward payment of the Obligations, in such order or manner as the Secured Party may elect, including, without limiting the foregoing:

          (a) The Secured Party is hereby granted the right, at its option, upon the occurrence of an Event of Default hereunder, to transfer at any time to itself or to its nominee securities or other property hereby pledged, or any part thereof, and to thereafter exercise all voting rights with respect to such security so transferred and to receive the proceeds, payments, monies, income or benefits attributable or accruing thereto and to hold the same as security for the Obligations hereby secured or at the Secured Party's election, to apply such amounts to the Obligations, whether or not then due, in such order as the Secured Party may elect, or, the Secured Party may, at its option, without transferring such securities or properties to its nominee, exercise all voting rights with respect to the securities pledged hereunder and vote all or any part of such securities at any regular or special meeting of the stockholders of the Company, and the Debtor does hereby name, constitute and appoint as a proxy of the Debtor the Secured Party, in the Debtor's name, place and stead to vote any and all such securities, as said proxy may elect for and in the name, place and stead of the Debtor, such proxy to be irrevocable and deemed coupled with an interest.

          (b) Sell, lease, or otherwise dispose of any of the Collateral in accordance with the rights, remedies, and duties of a secured party under Chapters 2 and 9 of the California Uniform Commercial Code after giving notice as required by those chapters; unless the Collateral threatens to decline speedily in value, is perishable, or would typically be sold on a recognized market. The Secured Party will give the Debtor reasonable notice of any public sale of the Collateral or of a time after which it may be otherwise disposed of without further notice of the Debtor. In such event, notice will be deemed reasonable if it is mailed, postage prepaid, to the Debtor at the address specified in this Agreement at least 30 days before any public sale or 30 days before the time when the Collateral may be otherwise disposed of without further notice to the Debtor.

          (c) Apply any proceeds from disposition of the Collateral after default in the manner specified in Chapter 9 of the California Uniform Commercial Code, including payment of the Secured Party's reasonable attorney's fees and court expenses.

          (d) If, after disposition of the Collateral, the Obligations remain unsatisfied, collect the deficiency from the Debtor.

     6.     Voting  Rights.  So  long  as  no  Event of Default has occurred and
            --------------
remains uncured for the applicable grace period under the Stock Purchase Agreement, the Note, the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein, or hereunder, the Debtor shall have the right to vote all of the shares of the Company Common Stock and the Company
Preferred Stock or items of the Collateral subject to this Agreement, and the Secured Party shall on demand execute and deliver an effective proxy or proxies in favor of the Debtor, whenever demand is made upon the Secured Party for such proxy or proxies by the Debtor.

     7.     Payment of the Note.  Simultaneously with the payment in full of the
            -------------------
Note, the Secured Party shall execute and file at its own expense any and all instruments necessary to terminate the security interest in the 21,851,503 shares of the Company Common Stock created by this Agreement and also execute any and all other instruments deemed reasonably necessary by the Debtor to vest in the Debtor title in the 21,851,503 shares of the Company Common Stock, free from any claim by the Secured Party.

     8.     Satisfaction  of  the  Other  Obligations.  Simultaneously  with the
            -----------------------------------------
satisfaction of all of the Obligations, and after the payment in full of the Note, or the Obligations other than the Note are otherwise deemed to have been satisfied in full pursuant to the terms of the Stock Purchase Agreement, the Note, the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein, the Secured Party shall execute and file at its own expense any and all instruments necessary to terminate the security interest in the 1,000,000 shares of the Company Preferred Stock created by this Agreement and also execute any and all other instruments deemed reasonably necessary by the Debtor to vest in the Debtor title in the 1,000,000 shares of the Company Preferred Stock, free from any claim by the Secured Party.

     9.     No  Usury.  It is the intention of the parties hereto to comply with
            ---------
the usury laws of the State of California. Accordingly, it is agreed that notwithstanding any provision to the contrary in this Agreement or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Agreement, or any of the documents evidencing the Obligations or otherwise relating thereto, then in such event:

          (a)     The  provisions  of  this  paragraph shall govern and control;

          (b) Neither the Debtor, the Company nor their successors or assigns, or any other party liable for the payment of the Obligations, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law;

          (c) Any such excess interest which may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the unpaid principal amount thereof or refunded to the maker thereof; and

          (d) The effective rate of interest shall be automatically subject to reduction to the maximum lawful contract rate allowed under the usury laws of the State of California as now or hereafter construed by any court of competent jurisdiction.

     10.     Attorney's  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against the other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other party hereto.

     11.     Benefit.  All  the  terms and provisions of this Agreement shall be
             -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     12.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Secured Party, addressed c/o Ms. Janet Risher at P. O. Box 250, Rancho Santa Fe, California 92067, telecopier (888) 267-5950, and e-mail colonel@cybertelcorp.com; and if to the Debtor, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     13.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     14.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     15.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     16.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     17.     Time  of  the  Essence.  Time  is of the essence of this Agreement.
             ----------------------

     18.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     19.     Excusable  Delay.  None of the parties hereto shall be obligated to
             ----------------
perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, terrorists, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     20.     Incorporation  by  Reference.  The  Stock  Purchase  Agreement, the
             ----------------------------
Note, the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein, constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     21.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     22.     Controlling  Agreement.  In  the  event of any conflict between the
             ----------------------
terms of this Agreement, the Stock Purchase Agreement, the Note, the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein, the terms of the Stock Purchase Agreement shall control.

     23.     Law  Governing.  This  Agreement shall be construed and governed by
             --------------
the laws of the State of California, and all obligations hereunder shall be deemed performable in San Diego County, California.

     24.     Perfection  of  Title.  The  parties hereto shall do all other acts
             ---------------------
and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Agreement, and to carry out the intent of this Agreement.

     25.     Entire Agreement.  This instrument contains the entire Agreement of
             ----------------
the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                       THE SECURED PARTY:


                                       -----------------------------------------
                                       JANET  RISHER


                                       -----------------------------------------
                                       RICHARD  SCHMIDT

                                       THE  DEBTOR:


                                       -----------------------------------------
                                       BILLY  RAY

                                  ATTACHMENT C
                                ESCROW AGREEMENT


     THIS ESCROW AGREEMENT is made and entered into on January ___, 2004 by and between JANET RISHER and RICHARD SCHMIDT (collectively, the "Sellers"), BILLY RAY (the "Purchaser"), and NORMAN T. REYNOLDS (the "Escrow Agent").

     WHEREAS, on even date herewith, the Sellers, pursuant to that certain Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") with respect to SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") have agreed to sell to the Purchaser 21,851,503 shares of the issued and outstanding common stock of the Company, no par value per share (the
"Company Common Stock"), and 1,000,000 shares of the issued and outstanding preferred stock of the Company, no par value per share (the "Company Preferred Stock"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Purchaser has executed and delivered to the Sellers that one certain promissory note of even date herewith in the original principal amount of $250,000 payable to the order of the Sellers (the "Note"); and

     WHEREAS, to secure the payment of the Note, the Purchaser has executed and delivered to the Sellers that one certain Stock Pledge Agreement of even date herewith (the "Stock Pledge Agreement"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Company will execute various Consulting Agreements (collectively, the "Consulting Agreements"); and

     WHEREAS, the Stock Purchase Agreement provides for an escrow as therein provided; and

          WHEREAS, capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

     1.     Creation of Escrow.  The Sellers have delivered into escrow with the
            ------------------
Escrow Agent, the receipt of which is hereby acknowledged by the Escrow Agent, 21,851,503 shares of the Company Common Stock and 1,000,000 shares of the Company Preferred Stock (the "Escrowed Shares"). The Escrowed Shares have been accompanied by stock powers duly executed by the Sellers in favor of the Purchaser, which will be utilized to transfer the Escrowed Shares to the Purchaser upon satisfaction of all of the terms of the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, and this Agreement.

     2.     Voting  Rights.  So  long  as  no  Event of Default has occurred and
            --------------
remains uncured for the applicable grace period under the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, or hereunder, the Purchaser shall have the right to vote all of the Escrowed Shares, and the Sellers shall on demand execute and deliver an effective proxy or proxies in favor of the Purchaser, whenever demand is made upon the Sellers for such proxy or proxies by the Purchaser.

     3.     Duty  of the Escrow Agent.  The sole duty of the Escrow Agent, other
            -------------------------
than as hereinafter specified, shall be to receive the Escrowed Shares and hold them subject to release, in accordance with this Agreement.

     4.     Release  of  the  Escrowed Shares and Termination.  The Escrow Agent
            -------------------------------------------------
shall release the Escrowed Shares upon receipt of written notice of the payment of the Note and the satisfaction of all of the terms of the Stock Purchase Agreement, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, and this Agreement. Upon the complete delivery of the Escrowed Shares by the Escrow Agent to the Purchaser in accordance with the distribution terms hereinabove set forth, the Escrow Agent shall be relieved of all liabilities in connection with the Escrow Account and this Agreement shall terminate.

     5.     Liability  of  the  Escrow  Agent.  The  duties  of the Escrow Agent
            ---------------------------------
hereunder will be limited to observance of the express provisions of this Agreement. Furthermore, the Escrow Agent is not expected or required to be familiar with the provisions of any other writing, understanding or agreement, and shall not be charged with any responsibility or liability in connection with the observance or non-observance of the provisions of such other writing, understanding or agreement, and no implied covenant of any type whatsoever shall be read into this Agreement. The Escrow Agent may rely and act upon any instrument received by it pursuant to this Agreement which it reasonably believes to be in conformity with the requirements of this Agreement and the Escrow Agent shall not be responsible for determining the genuineness, authenticity of authority from any such instrument or the person signing same. The Escrow Agent will not be liable for any action taken or not taken by it under the terms of this Agreement in the absence of fraud or gross negligence on its part.

     The further provisions shall govern the Escrow Agent's liabilities hereunder:

          (a) In receiving the Escrowed Shares, the Escrow Agent acts only as a depository and thereby assumes no responsibility, except pursuant to the terms of this Agreement.

          (b) The Escrow Agent may act or refrain from acting in respect of any matter covered by this Agreement in full reliance upon and with the advice of counsel which may be selected by it, and shall be fully protected in so acting or in refraining from acting upon the advice of such counsel. Furthermore, the Escrow Agent may rely and shall be protected in acting upon any writing that may be submitted to it in connection with its duties hereunder without determining the genuineness, authenticity or due authority from any such writing or the person signing same and shall have no liability or responsibility with respect to the form, content or validity thereof.

          (c) The Escrow Agent shall have no responsibility or liability for any act or omission on its part, notwithstanding any demand or notice to the contrary by the Sellers or any other person or entity, all subject to the sole limitation that the Escrow Agent exercises its best judgment. Except as herein expressly provided, none of the provisions of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur financial liability or expense in the performance of any of its duties hereunder.

          (d) The Escrow Agent is hereby authorized to comply with and obey all orders, judgments, decrees or writs entered or issued by any court, and in the event the Escrow Agent obeys or complies with any such order, judgment, decree or writ, in whole or in part, it shall not be liable to the Sellers and the Purchaser or any other parties to this Agreement, or to any other person or entity, by reason or such compliance, notwithstanding that it shall be determined that any such order, judgment, decree or writ be entered without jurisdiction or be invalid for any reason or be subsequently reversed, modified, annulled, satisfied or vacated.

          (e) The Escrow Agent shall not be required to institute or defend any action or legal process involving any matter referred to herein which in any manner affects its duties or liabilities hereunder to take any other action with reference to the Escrowed Shares not specifically agreed to herein, and the Escrow Agent shall not be responsible for any act or failure to act on its part except in the case of its own fraud or gross negligence.

          (f) Should any controversy arise between the Escrow Agent, the Sellers, or the Purchaser or between any other person or entity with respect to this Agreement, or with respect to the ownership of or the right to receive the Escrowed Shares, the Escrow Agent shall have the right to institute a plea of interpleader in any court of competent jurisdiction to determine the rights of the parties. Should a plea of interpleader be instituted, or should the Escrow Agent become involved in litigation in any manner whatsoever connected with or pertaining to this Agreement or the Escrowed Shares, the Sellers and the Purchaser hereby agree to pay the Escrow Agent, on demand, in addition to any charge made hereunder for acting as escrow agent, reasonable attorneys' fees incurred by the Escrow Agent, and any other disbursements, expenses, losses, costs, and damages in connection with or resulting from such litigation.

     6.     Indemnification.  The  Sellers  and  the  Purchaser  hereby agree to
            ---------------
indemnify and hold the Escrow Agent harmless from and against any and all claims, loses, liabilities, costs, damages, fees charges and expenses (including attorneys' fees) which the Escrow Agent may incur or sustain by reason of its acting as Escrow Agent under this Agreement, unless same shall result from the fraud or gross negligence of the Escrow Agent.

     7.     Resignation.  The  Escrow  Agent  may  resign as escrow agent at any
            -----------
time by giving the Sellers and the Purchaser at least 10 days' prior written notice of such resignation. If, on the effective date of such resignation, the Escrow Agent has not received written instructions of appointment of a successor escrow agent, the Escrow Agent may thereupon deposit the Escrowed Shares and stock powers into the registry of a court of competent jurisdiction. The parties hereto intend that a substitute escrow agent will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Agreement in the event of the Escrow Agent's resignation, and the Sellers and the Purchaser will use their best efforts to promptly appoint a substitute Escrow Agent who shall be bound by the terms and provisions of this Agreement.

     8.     Termination  and  Amendment.  This  Agreement shall remain in effect
            ---------------------------
until the Escrowed Shares are delivered in accordance herewith; provided that any escrow agent hereunder who resigns in accordance with the terms hereof shall no longer be bound by this Agreement, but this Agreement shall remain in effect, notwithstanding such resignation, for purposes of determining the rights and duties of the Sellers and the Purchaser and any successor escrow agent. No amendment or modification to this Agreement shall be in force or effect unless signed by the parties hereto.

     9.     No Trusteeship.  The Sellers and the Purchaser agree that the Escrow
            --------------
Agent is acting solely as an escrowee hereunder and not as a trustee and that the Escrow Agent has no fiduciary duties, obligations or liabilities under this Agreement.

     10.     Confidentiality.  Except  as  required  by  applicable  law,  legal
             ---------------
process or other legal compulsion, the Escrow Agent shall hold all information relating to the transactions contemplated by this Agreement in strict confidence and under no circumstance shall any of the terms and conditions or the participants involved be disclosed, unless such disclosure is mandated by applicable law.

     11.     No  Contracts,  Arrangements,  Understandings or Relationships with
             -------------------------------------------------------------------
Respect to Securities.  Other than the Stock Pledge Agreement and this Agreement
  -------------------
between the Sellers and the Purchaser, there are no contracts, arrangements, understandings or relationships (legal or otherwise) by any party to this Agreement or the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, or any other person with respect to the Escrowed Shares, or any other securities of the Company, including but not limited to transfer or voting of any of the Escrowed Shares, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     12.     Attorneys'  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     13.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     14.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Sellers, addressed to Ms. Janet Risher at P.O. Box 250, Rancho Santa Fe, California 92067, and to Mr. Richard Schmidt at 3427 Ybarra Road, Spring Valley, California 91978; and if to the Purchaser, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075; and if to the Escrow Agent, addressed to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, telecopier (713) 237-3202, and e-mail nreynolds@gpm-law.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     15.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     16.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     17.     Representations,  Warranties  and  Agreements  to  Survive.  All
             ----------------------------------------------------------
indemnity agreements set forth in this Agreement, as well as all representations, warranties, covenants and other agreements set forth in this Agreement shall remain operative and in full force and effect at the termination of this Agreement, and any successor of the parties shall be entitled to the benefit of the respective representations, warranties and agreements made herein.

     18.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Texas without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in Houston, Texas, as well as of the District Courts of the State of Texas in Houston, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.     Incorporation  by  Reference.  The  Stock  Purchase  Agreement, the
             ----------------------------
Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     25.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     26.     Controlling  Agreement.  In  the  event of any conflict between the
             ----------------------
terms of this Agreement, the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, the terms of the Stock Purchase Agreement shall control.

     27.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                       ------------------------------------
                                       JANET RISHER


                                       ------------------------------------
                                       RICHARD SCHMIDT


                                       ------------------------------------
                                       BILLY RAY


                                       ------------------------------------
                                       NORMAN T. REYNOLDS

                                  ATTACHMENT D
                                THE STOCK POWERS

               ASSIGNMENT OF STOCK SEPARATE FROM STOCK CERTIFICATE


     The undersigned does hereby assign and transfer to ________________________ 500,000 shares of the preferred stock of Spiderboy International, Inc., a Minnesota corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate No _____ and irrevocably appoint ________________ as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated:  February ___, 2004

WITNESS:


__________________________________          ____________________________________
Signature                                   Signature

                                            Janet  Risher
----------------------------------          ------------------------------------
Printed  Name                               Printed  Name

                                            P.O.  Box  250
----------------------------------          ------------------------------------
Street  Address                             Street  Address

                                            Rancho Santa Fe, California 92067
----------------------------------          ------------------------------------
City,  State  and Zip Code                  City, State and Zip Code

               ASSIGNMENT OF STOCK SEPARATE FROM STOCK CERTIFICATE


     The undersigned does hereby assign and transfer to ________________________ 10,925,752 shares of the common stock of Spiderboy International, Inc., a Minnesota corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate No _____ and irrevocably appoint ________________ as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated:  February ___, 2004

WITNESS:


__________________________________          ____________________________________
Signature                                   Signature

                                            Janet  Risher
----------------------------------          ------------------------------------
Printed  Name                               Printed  Name

                                            P.O.  Box  250
----------------------------------          ------------------------------------
Street  Address                             Street  Address

                                            Rancho Santa Fe, California 92067
----------------------------------          ------------------------------------
City,  State  and Zip Code                  City, State and Zip Code

               ASSIGNMENT OF STOCK SEPARATE FROM STOCK CERTIFICATE


     The undersigned does hereby assign and transfer to ________________________ 500,000 shares of the preferred stock of Spiderboy International, Inc., a Minnesota corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate No _____ and irrevocably appoint ________________ as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated:  February ___, 2004

WITNESS:


__________________________________          ____________________________________
Signature                                   Signature

                                            Richard  Schmidt
----------------------------------          ------------------------------------
Printed  Name                               Printed  Name

                                            3427  Ybarra  Road
----------------------------------          ------------------------------------
Street  Address                             Street Address

                                            Spring Valley, California 91978
----------------------------------          ------------------------------------
City, State and Zip Code                    City, State and Zip Code

               ASSIGNMENT OF STOCK SEPARATE FROM STOCK CERTIFICATE


     The undersigned does hereby assign and transfer to ________________________ 10,925,751 shares of the common stock of Spiderboy International, Inc., a Minnesota corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate No _____ and irrevocably appoint ________________ as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated:  February ___, 2004

WITNESS:


__________________________________          ____________________________________
Signature                                   Signature

                                            Richard  Schmidt
----------------------------------          ------------------------------------
Printed  Name                               Printed  Name

                                            3427  Ybarra  Road
----------------------------------          ------------------------------------
Street  Address                             Street Address

                                            Spring Valley, California 91978
----------------------------------          ------------------------------------
City, State and Zip Code                    City, State and Zip Code

                                  ATTACHMENT E

                      Consulting Agreement Richard Schmidt


                              CONSULTING AGREEMENT

     THIS AGREEMENT is made this ___ day of February, 2004 by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") and RICHARD SCHMIDT (the "Consultant").

     WHEREAS, the Company wishes to obtain the advice, contacts and expert judgment of the Consultant with respect to the conduct of the Company's business; and

     WHEREAS, the Company desires to have the Consultant act as an independent contractor for the purpose of providing such services to the Company; and

     WHEREAS, the Consultant is qualified and willing to provide such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Services.  The  Company hereby engages and retains the Consultant as
            --------
an independent contractor to provide the services set forth herein. The Consultant hereby agrees to provide all reasonable and necessary services associated with the following: (a) the development of a comprehensive business plan; (b) future acquisition strategies; (c) capital development; and (d) any other ancillary services relating to the aforementioned (collectively, the "Services"). The Consultant has fully performed all of the Services hereunder.

     2.     Representations.  The  Consultant  hereby  agrees  to  use  its best
            ---------------
efforts in providing the Services and loyally representing the interests of the Company in accordance with the Company's reasonable requirements and objectives. The Consultant and the Company acknowledge that Consultant is experienced in providing the Services and will provide the Services with the diligence and care of others in the industry. The Consultant further represents that it has not, and shall not, enter into any agreement during the term of this Agreement which might prevent it from performing its obligations hereunder.

     3.     Fees.  In full consideration of the Services provided hereunder, the
            ----
Company hereby grants to the Consultant 19,000,000 shares of the common stock of the Company, no par value per share (the "Company Common Stock") for general business consulting to be issued within a reasonable time after the execution of this Agreement. One-third of the shares of the Company Common Stock to be issued hereunder will be registered securities pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission (the "S-8 Shares"). One-third of such shares of the Company Common Stock will be restricted in their resale under Rule 144 promulgated under the Securities Act ("Rule 144"), but possessing piggyback registration rights, pursuant to that certain Registration Rights Agreement attached hereto as Attachment 1. The remaining one-third will
                                     ------------
be restricted in their resale under Rule 144 and will have no registration rights. Notwithstanding anything herein contained to the contrary, all shares of the Company Common Stock to be issued hereunder will be issued (i) first, to satisfy the obligation to issue the S-8 Shares, and (ii) then, the restricted shares to be issued subject to Rule 144 with registration rights, and (iii) finally, the shares to be issued subject to Rule 144 with no registration rights.

     The shares of the Company Common Stock to be issued under this Agreement shall be issued as follows:

          (a) Ninety-one days from the date hereof, the Company will issue 4,000,000 shares to the Consultant.

          (b) As the Company increases its outstanding shares of the Company Common Stock it will issue additional shares of the Company Common Stock to the Consultant within 15 days of any such increase on a pro-rata basis determined as follows: 19,000,000 times a fraction, the numerator of which is the total number of shares of the issued and outstanding Company Stock at the time in question and before the issuance of any additional shares to the Consultant hereunder, and the denominator of which is 204,000,000, less the number of shares of the Company Common Stock previously issued to the Consultant hereunder; subject, to the limitation that at no time will the number of shares of the Company Common Stock to be issued to the Consultant hereunder be in such an amount that following the issuance of such shares the Consultant will own more than 9.9 percent of the issued and outstanding shares of the Company Common Stock.

     The following example shows the operation of the foregoing discussion in Paragraph 3(b): Say the Company has issued and outstanding 150,000,000 shares of the Company Common Stock. After allowing for the initial issuance of the 4,000,000 shares of the Company Common Stock, the Consultant would be entitled to an additional 9,970,588 shares determined as follows:


                9,970,588 = 19,000,000 x 150,000,000 - 4,000,000
                                         -----------
                                         204,000,000

     4.     Representations  and  Warranties of the Consultant.  With respect to
            --------------------------------------------------
the S-8 Shares to be issued in payment for the Services rendered hereunder, the Consultant represents and warrants as follows:

          (a)     The  Consultant  is  a  natural  person;

          (b) He has provided bona fide services to the Company not related or connected to the resale of the S-8 Shares;

          (c) The Services were not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities;

          (d) By prearrangement or otherwise, the Company has not controlled or directed the resale of the S-8 Shares in the public market;

          (e) The Company or its affiliates have not directly or indirectly received a percentage of proceeds from any resales of the S-8 Shares by the Consultant, or

          (f) The proceeds from the resale of any such shares have not been applied to pay expenses of the Company that are not related to any service provided by the Consultant.

     5.     Restrictions  on  Transfer.  The  Consultant  understands and agrees
            --------------------------
that the following restrictions and limitations are applicable to the shares of the Company Common Stock issued to the Consultant hereunder, other than the S-8
Shares:

          (a) The shares shall not be sold, pledged, hypothecated or otherwise transferred unless the shares are registered under the Securities Act of 1933, as amended, and the securities laws of any state or foreign jurisdiction, or are exempt therefrom;

          (b) A legend in substantially the following form has been or will be placed on any certificate or other document evidencing the shares:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY

TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

          (c) Stop transfer instructions to the transfer agent of the shares have been or will be placed with respect to the shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph
(b)  above;  and

          (d) The legend and stop transfer instructions described in subparagraphs (b) and (c) above will be placed with respect to any new certificate or other document issued upon presentment by the Consultant of certificates or other documents for transfer.

     6.     Expenses.  All  expenses,  including travel and lodging, incurred by
            --------
the Consultant in the performance of the Services shall be the sole responsibility of the Consultant, unless otherwise agreed to in writing. During the continuance of this Agreement, the Consultant shall certify as regular and guarantee the Consultant's situation towards all relevant tax authorities, social administrations and professional organizations, if applicable, as being in conformity with the Consultant's status as an independent contractor.

     7.     Insurance.  The parties agree that the Company shall not be required
            ---------
to carry insurance or in any way insure the activities of the Consultant, its agents, servants or employees, nor shall the Company be liable for any of the acts or omissions of the Consultant, its agents, servants or employees. The Consultant further agrees to indemnify, defend, and hold harmless the Company from any and all claims, penalties, fines, causes of action, liabilities, or threats of such actions which arise out of or relate to this Agreement or the performance of the Services. This provision shall survive the termination of this Agreement.

     8.     Duration.  This  Agreement  shall remain in effect for a period of 3
            --------
years commencing on the date hereof, but shall automatically renew, if not terminated as provided for herein, for successive one year periods. Notwithstanding the foregoing, the Company or the Consultant may terminate this Agreement at any time upon 10 days' written notice.

     9.     Confidentiality.  All  information  relating  to  the  business  and
            ---------------
affairs of the Company shall be treated as Confidential Information, as hereinafter defined, by the Consultant both during and after the term hereof. Except with the prior approval of the Company, the Consultant shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations. The Consultant further agrees not to use any information made available to or coming into its possession or knowledge in a manner that is adverse to the business of the Company. All data, records and written material prepared or compiled by the Consultant or furnished to the Consultant during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by the Consultant after the term of this Agreement.

     As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the Company and its affiliated corporations. The term
"Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of the Consultant, (b) can be shown to have been previously available to the Consultant on a non-confidential basis prior to its disclosure to the Consultant by the Company, or its representatives, (c) becomes available to the Consultant on a non-confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

     Notwithstanding anything herein contained to contrary, the above described obligation with respect to confidentiality shall survive any termination of the Consultant's engagement hereunder or the termination of this Agreement.

     10.     No  Contracts,  Arrangements,  Understandings or Relationships with
             -------------------------------------------------------------------
Respect  to Securities.  There are no contracts, arrangements, understandings or
----------------------
relationships (legal or otherwise) by any party to this Agreement, or any other person with respect to the Company Common Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.


     11.     Attorneys'  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     12.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     13.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary, in the event of any conflict between the terms of the Registration Rights Agreement or this Agreement, the terms of the Registration Rights Agreement shall control.

     14.     Relationship  of  Parties.  The Consultant is providing services on
             -------------------------
an independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Consultant shall not be deemed to be an employee of the Company for any reason. The Company and the Consultant acknowledge that the Consultant shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

     15.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Consultant, addressed to Mr. Richard Schmidt at 3427 Ybarra Road, Spring Valley, California 91978, telecopier (760) 598-3015, and e-mail RSchmidt@cybertelcorp.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     16.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     17.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.     Incorporation  by  Reference.  The  Attachments  to  this Agreement
             ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     25.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     26.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                       SPIDERBOY INTERNATIONAL, INC.



                                       By
                                          -----------------------------------
                                          Billy Ray, President

                                          -----------------------------------
                                          RICHARD SCHMIDT

Attachment:
----------
Attachment  1  -  Registration  Rights  Agreement

                                  ATTACHMENT 1

                          REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is entered into as of 27th of February, 2004, by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company"), and RICHARD SCHMIDT (the "Holder").

     WHEREAS, on even date herewith the Company executed and delivered to the Holder that certain Consulting Agreement (the "Consulting Agreement") whereby the Company has agreed to issue to the Holder 19,000,000 shares of the Company's common stock, no par value per share (the "Company Common Stock"), in payment for services as described in the Consulting Agreement; and

     WHEREAS, 6,333,333.33 shares of the Company Common Stock to be issued to the Holder under the Consulting Agreement (the "Registrable Securities") will be restricted in their resale under Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), but possessing piggyback registration rights as hereinafter provided; and

     WHEREAS, the Registrable Securities include any other securities issued or issuable at any time or from time to time in respect of the Registrable Securities as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     PiggybackRegistration  Rights  Available.  Provided  that  the
            ----------------------------------------
Registrable Securities have not been registered, if at any time after the date hereof but before the third anniversary of the date hereof, the Company proposes to register any of its securities under the Securities Act, other than by a registration in connection with an acquisition in a manner which would not permit registration of the Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto on an underwritten basis (either "best-efforts" or "firm-commitment"), then, the Company will each such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Agreement. Upon the written request of the Holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of the Registrable Securities in a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act to register the securities which the Company proposes to register (the "Registration Statement"), provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon:

          (a) In the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

          (b) In the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     2.     Payment  of  RegistrationExpenses.  The  Company  will  pay  all
            ---------------------------------
Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Agreement. The right provided the Holder pursuant to this Agreement shall be exercisable at its sole discretion.

     3.     Priority  in  Incidental Registrations.  If the managing underwriter
            --------------------------------------
of the underwritten offering contemplated by this Agreement shall inform the Company and the Holder by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering:

          (a) First, securities proposed by the Company to be sold for its own account; and

          (b) Second, Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the Holder shall have pro rata rights of registration with all shares sought to be included by officers and directors of the Company as well as holders of 10 percent or more of the Company Common Stock.

     4.     Registration Procedures.  If and whenever the Company is required to
            -----------------------
affect the registration of any Registrable Securities under the Securities Act as provided in herein, the Company shall, as expeditiously as possible:

          (a) Prepare and file with the Securities and Exchange Commission (the "SEC") the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause the Registration Statement to be declared effective by the SEC, as soon as practicable; provided, however, that before filing the Registration Statement or any amendments thereto, the Company will furnish to the counsel selected by the Holder, copies of all such documents proposed to be filed;

          (b) Furnish to the Holder such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder;

          (c) Use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities laws or blue sky laws as the Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable the Holder to consummate the disposition in such jurisdictions of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subparagraph be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (d) Use its commercially reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

          (e) Furnish to the Holder a signed counterpart, addressed to the Holder, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of the Registration Statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Holder including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) Notify the Holder and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

               (i) When the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

               (ii) Of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

               (iii) Of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

               (iv) Of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (g) Notify each holder of the Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (h) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (i) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (j) Enter into such agreements and take such other actions as the Holder shall reasonably request in writing (at the expense of the requesting or benefiting Holder) in order to expedite or facilitate the disposition of the Registrable Securities; and

          (k) Use its commercially reasonable best efforts to list all of the Registrable Securities covered by the Registration Statement on any securities exchange on which any of the Registrable Securities are then listed.

     5.     Information  to  be Furnished by theHolder.  The Company may require
            ------------------------------------------
the Holder of the Registrable Securities as to which any registration is being affected to furnish the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

     6.     Discontinuance  of  Disposition  oftheRegistrable  Securities.  The
            -------------------------------------------------------------
Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Paragraph 4(g) hereof, the Holder will forthwith discontinue the Holder's disposition of the Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 4(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     7.     Incidental  Underwritten  Offerings.  If  the  Company  at  any time
            -----------------------------------
proposes to register any of its securities under the Securities Act as contemplated by this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Holder, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holder among the securities to be distributed by such underwriters.

     8.     Holdback  Agreements.  Subject to such other reasonable requirements
            --------------------
as may be imposed by the underwriter as a condition of inclusion of the Registrable Securities in the Registration Statement, the Holder agrees by acquisition of the Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of the Company, during such reasonable period of time requested by the underwriter; provided however:

          (a) The secondary offering is intended to raise a minimum of $8,000,000 on behalf of the Company and

          (b) Such period shall not exceed the 90 day period commencing with the completion of an underwritten offering.

     The Company agrees and acknowledges that during any holdback period, the Holder may sell, in the holdback period, Registrable Securities in the amount of up to one percent per week of the shares of the Company Common Stock held by the Holder as long as this Agreement remains effective.

     9.     Participation  in  Underwritten  Offerings.  The  Holder  may  not
            ------------------------------------------
participate in any underwritten offering under this Agreement unless the Holder:

          (a) Agrees to sell its securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Holder; and

          (b) Completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

     Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require the Holder to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Holder expressly for use in the related Registration Statement or representations, warranties or agreements regarding the Holder, the Holder and the Holder's intended method of distribution and any other representation required by law.

     10.     Preparation;  Reasonable  Investigation.  In  connection  with  the
             ---------------------------------------
preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and its counsel and accountants, the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     11.     Indemnification  by  the Company.  In the event of any registration
             --------------------------------
of any securities of the Company under the Securities Act, the Company will, and hereby does agree to indemnify and hold harmless the Holder, its directors and officers, each other Person ("Person" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity) who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of the Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Holder.

     12.     Indemnification  by  the  Holder.  The  Company  may  require, as a
             --------------------------------
condition to including any of the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 11 hereof) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Holder.

     13.     Notices  of  Claims, Etc.  Promptly after receipt by an indemnified
             ------------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Paragraph 11 and Paragraph 12 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Paragraph 11 and Paragraph 12 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     14.     Other  Indemnification.  Indemnification  similar to that specified
             ----------------------
in Paragraph 11 and Paragraph 12 hereof (with appropriate modifications) shall be given by the Company and the Holder (but only if and to the extent required pursuant to the terms hereof) with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

     15.     Indemnification  Payments.  The  indemnification  required  by
             -------------------------
Paragraph 11 and Paragraph 12 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     16.     Contribution.  If  the indemnification provided for in Paragraph 11
             ------------
and Paragraph 12 hereof is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability:

          (a) In such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities; or

          (b) If the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained hereof, and in no event shall the obligation of any indemnifying party to contribute under this Paragraph 16 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

     The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Paragraph 16 were determined by pro rata allocation (even if the Holder and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

          17.     Limitation onContributions.  Notwithstanding the provisions of
                  --------------------------
Paragraph 16, the Holder and an underwriter shall not be required to contribute any amount in excess of the amount by which (a) in the case of the Holder, the net proceeds received by the Holder from the sale of Registrable Securities, or
(b) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     18.     Rule 144.  The Company shall timely file the reports required to be
             --------
filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (including but not limited to the reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 referred to in subparagraph (c) of Rule 144) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Holder, make publicly available other information) and will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as Rule 144 may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with the requirements of this Paragraph.

     19.     Amendments  and  Waivers.  This  Agreement  may  be amended and the
             ------------------------
Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51 percent or more of the shares of (a) the Registrable Securities issued at such time, plus (b) the Registrable Securities issuable upon exercise or conversion of the securities of the Company then constituting derivative securities (if such securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Paragraph, whether or not such Registrable Securities shall have been marked to indicate such consent.

     20.     Nominees  for  Beneficial  Owners.  In  the  event  that any of the
             ---------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of the Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of the Registrable Securities held by a holder or holders of the Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

     21.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary,  in  the  event  of  any  conflict between the terms of the Consulting
Agreement  or  this  Agreement,  the  terms  of  this  Agreement  shall control.

     22.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Holder, addressed to Mr. Richard Schmidt at 3427 Ybarra Road, Spring Valley, California 91978, telecopier (760) 598-3015, and e-mail RSchmidt@cybertelcorp.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     23.     Assignment.  This  Agreement shall be binding upon and inure to the
             ----------
benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any of the Registrable Securities.

     24.     Descriptive  Headings.  The  descriptive  headings  of  the several
             ---------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     25.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     26.     Severability.  If  any  provision  of  this  Agreement,  or  the
             ------------
application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     27.     Binding  Effect.  All  the  terms  and provisions of this Agreement
             ---------------
whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     28.     Failure  or Indulgence Not Waiver; Remedies Cumulative.  No failure
             ------------------------------------------------------
or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     29.     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     30.     Entire Agreement.  This Agreement embodies the entire agreement and
             ----------------
understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                          --------------------------------
                                          Billy Ray, President


                                          --------------------------------
                                          RICHARD SCHMIDT

                              CONSULTING AGREEMENT

     THIS AGREEMENT is made this 27th day of February, 2004 by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") and ASH MASCARENHAS (the "Consultant").

     WHEREAS, the Company wishes to obtain the advice, contacts and expert judgment of the Consultant with respect to the conduct of the Company's business; and

     WHEREAS, the Company desires to have the Consultant act as an independent contractor for the purpose of providing such services to the Company; and

     WHEREAS, the Consultant is qualified and willing to provide such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Services.  The  Company hereby engages and retains the Consultant as
            --------
an independent contractor to provide the services set forth herein. The Consultant hereby agrees to provide all reasonable and necessary services associated with the following: (a) the development of a comprehensive business plan; (b) future acquisition strategies; (c) capital development; and (d) any other ancillary services relating to the aforementioned (collectively, the "Services"). The Consultant has fully performed all of the Services hereunder.

     2.     Representations.  The  Consultant  hereby  agrees  to  use  its best
            ---------------
efforts in providing the Services and loyally representing the interests of the Company in accordance with the Company's reasonable requirements and objectives. The Consultant and the Company acknowledge that Consultant is experienced in providing the Services and will provide the Services with the diligence and care of others in the industry. The Consultant further represents that it has not, and shall not, enter into any agreement during the term of this Agreement which might prevent it from performing its obligations hereunder.

     3.     Fees.  In full consideration of the Services provided hereunder, the
            ----
Company hereby grants to the Consultant 500,000 shares of the common stock of the Company, no par value per share (the "Company Common Stock") for general business consulting to be issued within a reasonable time after the execution of this Agreement. One-third of the shares of the Company Common Stock to be issued hereunder will be registered securities pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission (the "S-8 Shares"). One-third of such shares of the Company Common Stock will be restricted in their resale under Rule 144 promulgated under the Securities Act ("Rule 144"), but possessing piggyback registration rights, pursuant to that certain Registration Rights Agreement attached hereto as Attachment 1. The remaining one-third will
                                     ------------
be restricted in their resale under Rule 144 and will have no registration rights. Notwithstanding anything herein contained to the contrary, all shares of the Company Common Stock to be issued hereunder will be issued (i) first, to satisfy the obligation to issue the S-8 Shares, and (ii) then, the restricted shares to be issued subject to Rule 144 with registration rights, and (iii) finally, the shares to be issued subject to Rule 144 with no registration rights.

     The shares of the Company Common Stock to be issued under this Agreement shall be issued as follows:

          (a) Ninety-one days from the date hereof, the Company will issue 166,667 shares to the Consultant.

          (b) As the Company increases its outstanding shares of the Company Common Stock it will issue additional shares of the Company Common Stock to the Consultant within 15 days of any such increase on a pro-rata basis determined as follows: 500,000 times a fraction, the numerator of which is the total number of shares of the issued and outstanding Company Stock at the time in question and before the issuance of any additional shares to the Consultant hereunder, and the denominator of which is 204,000,000, less the number of shares of the Company Common Stock previously issued to the Consultant hereunder; subject, to the limitation that at no time will the number of shares of the Company Common Stock to be issued to the Consultant hereunder be in such an amount that following the issuance of such shares the Consultant will own more than 9.9 percent of the issued and outstanding shares of the Company Common Stock.

     The following example shows the operation of the foregoing discussion in Paragraph 3(b): Say the Company has issued and outstanding 150,000,000 shares of the Company Common Stock. After allowing for the initial issuance of the 166,667 shares of the Company Common Stock, the Consultant would be entitled to an additional 200,980 shares determined as follows:

                    200,980 = 500,000 x 150,000,000 - 166,667
                                        -----------
                                        204,000,000

     4.     Representations  and  Warranties of the Consultant.  With respect to
            --------------------------------------------------
the S-8 Shares to be issued in payment for the Services rendered hereunder, the Consultant represents and warrants as follows:

          (a)     The  Consultant  is  a  natural  person;

          (b) He has provided bona fide services to the Company not related or connected to the resale of the S-8 Shares;

          (c) The Services were not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities;

          (d) By prearrangement or otherwise, the Company has not controlled or directed the resale of the S-8 Shares in the public market;

          (e) The Company or its affiliates have not directly or indirectly received a percentage of proceeds from any resales of the S-8 Shares by the Consultant, or

          (f) The proceeds from the resale of any such shares have not been applied to pay expenses of the Company that are not related to any service provided by the Consultant.

     5.     Restrictions  on  Transfer.  The  Consultant  understands and agrees
            --------------------------
that the following restrictions and limitations are applicable to the shares of the Company Common Stock issued to the Consultant hereunder, other than the S-8
Shares:

          (a) The shares shall not be sold, pledged, hypothecated or otherwise transferred unless the shares are registered under the Securities Act of 1933, as amended, and the securities laws of any state or foreign jurisdiction, or are exempt therefrom;

          (b) A legend in substantially the following form has been or will be placed on any certificate or other document evidencing the shares:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY

TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

          (c) Stop transfer instructions to the transfer agent of the shares have been or will be placed with respect to the shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph
(b)  above;  and

          (d) The legend and stop transfer instructions described in subparagraphs (b) and (c) above will be placed with respect to any new certificate or other document issued upon presentment by the Consultant of certificates or other documents for transfer.

     6.     Expenses.  All  expenses,  including travel and lodging, incurred by
            --------
the Consultant in the performance of the Services shall be the sole responsibility of the Consultant, unless otherwise agreed to in writing. During the continuance of this Agreement, the Consultant shall certify as regular and guarantee the Consultant's situation towards all relevant tax authorities, social administrations and professional organizations, if applicable, as being in conformity with the Consultant's status as an independent contractor.

     7.     Insurance.  The parties agree that the Company shall not be required
            ---------
to carry insurance or in any way insure the activities of the Consultant, its agents, servants or employees, nor shall the Company be liable for any of the acts or omissions of the Consultant, its agents, servants or employees. The Consultant further agrees to indemnify, defend, and hold harmless the Company from any and all claims, penalties, fines, causes of action, liabilities, or threats of such actions which arise out of or relate to this Agreement or the performance of the Services. This provision shall survive the termination of this Agreement.

     8.     Duration.  This  Agreement  shall  remain  in effect for a period of
            --------
three years commencing on the date hereof, but shall automatically renew, if not terminated as provided for herein, for successive one year periods. Notwithstanding the foregoing, the Company or the Consultant may terminate this Agreement at any time upon 10 days' written notice.

     9.     Confidentiality.  All  information  relating  to  the  business  and
            ---------------
affairs of the Company shall be treated as Confidential Information, as hereinafter defined, by the Consultant both during and after the term hereof. Except with the prior approval of the Company, the Consultant shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations. The Consultant further agrees not to use any information made available to or coming into its possession or knowledge in a manner that is adverse to the business of the Company. All data, records and written material prepared or compiled by the Consultant or furnished to the Consultant during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by the Consultant after the term of this Agreement.

     As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the Company and its affiliated corporations. The term
"Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of the Consultant, (b) can be shown to have been previously available to the Consultant on a non-confidential basis prior to its disclosure to the Consultant by the Company, or its representatives, (c) becomes available to the Consultant on a non-confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

     Notwithstanding anything herein contained to contrary, the above described obligation with respect to confidentiality shall survive any termination of the Consultant's engagement hereunder or the termination of this Agreement.

     10.     No  Contracts,  Arrangements,  Understandings or Relationships with
             -------------------------------------------------------------------
Respect  to Securities.  There are no contracts, arrangements, understandings or
----------------------
relationships (legal or otherwise) by any party to this Agreement, or any other person with respect to the Company Common Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     11.     Attorneys'  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     12.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     13.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary, in the event of any conflict between the terms of the Registration Rights Agreement or this Agreement, the terms of the Registration Rights Agreement shall control.

     14.     Relationship  of  Parties.  The Consultant is providing services on
             -------------------------
an independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Consultant shall not be deemed to be an employee of the Company for any reason. The Company and the Consultant acknowledge that the Consultant shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

     15.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Consultant, addressed to Mr. Ash Mascarenhas at 8880 Rio San Diego Drive, Eighth Floor, San Diego, California 92108, telecopier (619) 209-6075, and e-mail ash@theawi.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     16.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     17.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.     Incorporation  by  Reference.  The  Attachments  to  this Agreement
             ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     25.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     26.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                          ---------------------------------
                                          Billy Ray, President

                                          ---------------------------------
                                          ASH MASCARENHAS

Attachment:
----------
Attachment  1  -  Registration  Rights  Agreement

                                  ATTACHMENT 1

                          REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is entered into as of 27th of February, 2004, by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company"), and ASH MASCARENHAS (the "Holder").

     WHEREAS, on even date herewith the Company executed and delivered to the Holder that certain Consulting Agreement (the "Consulting Agreement") whereby the Company has agreed to issue to the Holder 500,000 shares of the Company's common stock, no par value per share (the "Company Common Stock"), in payment for services as described in the Consulting Agreement; and

     WHEREAS, 166,667 shares of the Company Common Stock to be issued to the Holder under the Consulting Agreement (the "Registrable Securities") will be restricted in their resale under Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), but possessing piggyback registration rights as hereinafter provided; and

     WHEREAS, the Registrable Securities include any other securities issued or issuable at any time or from time to time in respect of the Registrable Securities as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     PiggybackRegistration  Rights  Available.  Provided  that  the
            ----------------------------------------
Registrable Securities have not been registered, if at any time after the date hereof but before the third anniversary of the date hereof, the Company proposes to register any of its securities under the Securities Act, other than by a registration in connection with an acquisition in a manner which would not permit registration of the Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto on an underwritten basis (either "best-efforts" or "firm-commitment"), then, the Company will each such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Agreement. Upon the written request of the Holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of the Registrable Securities in a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act to register the securities which the Company proposes to register (the "Registration Statement"), provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon:

          (a) In the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

          (b) In the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     2.     Payment  of  RegistrationExpenses.  The  Company  will  pay  all
            ---------------------------------
Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Agreement. The right provided the Holder pursuant to this Agreement shall be exercisable at its sole discretion.

     3.     Priority  in  Incidental Registrations.  If the managing underwriter
            --------------------------------------
of the underwritten offering contemplated by this Agreement shall inform the Company and the Holder by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering:

          (a) First, securities proposed by the Company to be sold for its own account; and

          (b) Second, Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the Holder shall have pro rata rights of registration with all shares sought to be included by officers and directors of the Company as well as holders of 10 percent or more of the Company Common Stock.

     4.     Registration Procedures.  If and whenever the Company is required to
            -----------------------
affect the registration of any Registrable Securities under the Securities Act as provided in herein, the Company shall, as expeditiously as possible:

          (a) Prepare and file with the Securities and Exchange Commission (the "SEC") the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause the Registration Statement to be declared effective by the SEC, as soon as practicable; provided, however, that before filing the Registration Statement or any amendments thereto, the Company will furnish to the counsel selected by the Holder, copies of all such documents proposed to be filed;

          (b) Furnish to the Holder such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder;

          (c) Use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities laws or blue sky laws as the Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable the Holder to consummate the disposition in such jurisdictions of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subparagraph be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (d) Use its commercially reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

          (e) Furnish to the Holder a signed counterpart, addressed to the Holder, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of the Registration Statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Holder including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) Notify the Holder and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

               (i) When the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

               (ii) Of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

               (iii) Of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

               (iv) Of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (g) Notify each holder of the Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (h) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (i) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (j) Enter into such agreements and take such other actions as the Holder shall reasonably request in writing (at the expense of the requesting or benefiting Holder) in order to expedite or facilitate the disposition of the Registrable Securities; and

          (k) Use its commercially reasonable best efforts to list all of the Registrable Securities covered by the Registration Statement on any securities exchange on which any of the Registrable Securities are then listed.

     5.     Information  to  be Furnished by theHolder.  The Company may require
            ------------------------------------------
the Holder of the Registrable Securities as to which any registration is being affected to furnish the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

     6.     Discontinuance  of  Disposition  oftheRegistrable  Securities.  The
            -------------------------------------------------------------
Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Paragraph 4(g) hereof, the Holder will forthwith discontinue the Holder's disposition of the Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 4(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     7.     Incidental  Underwritten  Offerings.  If  the  Company  at  any time
            -----------------------------------
proposes to register any of its securities under the Securities Act as contemplated by this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Holder, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holder among the securities to be distributed by such underwriters.

     8.     Holdback  Agreements.  Subject to such other reasonable requirements
            --------------------
as may be imposed by the underwriter as a condition of inclusion of the Registrable Securities in the Registration Statement, the Holder agrees by acquisition of the Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of the Company, during such reasonable period of time requested by the underwriter; provided however:

          (a) The secondary offering is intended to raise a minimum of $8,000,000 on behalf of the Company and

          (b) Such period shall not exceed the 90 day period commencing with the completion of an underwritten offering.

     The Company agrees and acknowledges that during any holdback period, the Holder may sell, in the holdback period, Registrable Securities in the amount of up to one percent per week of the shares of the Company Common Stock held by the Holder as long as this Agreement remains effective.

     9.     Participation  in  Underwritten  Offerings.  The  Holder  may  not
            ------------------------------------------
participate in any underwritten offering under this Agreement unless the Holder:

          (a) Agrees to sell its securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Holder; and

          (b) Completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

     Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require the Holder to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Holder expressly for use in the related Registration Statement or representations, warranties or agreements regarding the Holder, the Holder and the Holder's intended method of distribution and any other representation required by law.

     10.     Preparation;  Reasonable  Investigation.  In  connection  with  the
             ---------------------------------------
preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and its counsel and accountants, the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     11.     Indemnification  by  the Company.  In the event of any registration
             --------------------------------
of any securities of the Company under the Securities Act, the Company will, and hereby does agree to indemnify and hold harmless the Holder, its directors and officers, each other Person ("Person" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity) who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of the Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Holder.

     12.     Indemnification  by  the  Holder.  The  Company  may  require, as a
             --------------------------------
condition to including any of the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 11 hereof) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Holder.

     13.     Notices  of  Claims, Etc.  Promptly after receipt by an indemnified
             ------------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Paragraph 11 and Paragraph 12 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Paragraph 11 and Paragraph 12 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     14.     Other  Indemnification.  Indemnification  similar to that specified
             ----------------------
in Paragraph 11 and Paragraph 12 hereof (with appropriate modifications) shall be given by the Company and the Holder (but only if and to the extent required pursuant to the terms hereof) with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

     15.     Indemnification  Payments.  The  indemnification  required  by
             -------------------------
Paragraph 11 and Paragraph 12 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     16.     Contribution.  If  the indemnification provided for in Paragraph 11
             ------------
and Paragraph 12 hereof is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability:

          (a) In such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities; or

          (b) If the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained hereof, and in no event shall the obligation of any indemnifying party to contribute under this Paragraph 16 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

     The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Paragraph 16 were determined by pro rata allocation (even if the Holder and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     17.     Limitation  onContributions.  Notwithstanding  the  provisions  of
             ---------------------------
Paragraph 16, the Holder and an underwriter shall not be required to contribute any amount in excess of the amount by which (a) in the case of the Holder, the net proceeds received by the Holder from the sale of Registrable Securities, or
(b) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     18.     Rule 144.  The Company shall timely file the reports required to be
             --------
filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (including but not limited to the reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 referred to in subparagraph (c) of Rule 144) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Holder, make publicly available other information) and will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as Rule 144 may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with the requirements of this Paragraph.

     19.     Amendments  and  Waivers.  This  Agreement  may  be amended and the
             ------------------------
Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51 percent or more of the shares of (a) the Registrable Securities issued at such time, plus (b) the Registrable Securities issuable upon exercise or conversion of the securities of the Company then constituting derivative securities (if such securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Paragraph, whether or not such Registrable Securities shall have been marked to indicate such consent.

     20.     Nominees  for  Beneficial  Owners.  In  the  event  that any of the
             ---------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of the Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of the Registrable Securities held by a holder or holders of the Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

     21.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary,  in  the  event  of  any  conflict between the terms of the Consulting
Agreement  or  this  Agreement,  the  terms  of  this  Agreement  shall control.

     22.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Holder, addressed to Mr. Ash Mascarenhas at 8880 Rio San Diego Drive, Eighth Floor, San Diego, California 92108, telecopier (619) 209-6075, and e-mail ash@theawi.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     23.     Assignment.  This  Agreement shall be binding upon and inure to the
             ----------
benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any of the Registrable Securities.

     24.     Descriptive  Headings.  The  descriptive  headings  of  the several
             ---------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     25.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     26.     Severability.  If  any  provision  of  this  Agreement,  or  the
             ------------
application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     27.     Binding  Effect.  All  the  terms  and provisions of this Agreement
             ---------------
whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     28.     Failure  or Indulgence Not Waiver; Remedies Cumulative.  No failure
             ------------------------------------------------------
or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     29.     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     30.     Entire Agreement.  This Agreement embodies the entire agreement and
             ----------------
understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                          ------------------------------
                                          Billy Ray, President


                                          ------------------------------
                                          ASH MASCARENHAS

                              CONSULTING AGREEMENT

     THIS AGREEMENT is made this 27th day of February, 2004 by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") and BRUCE CALDWELL (the "Consultant").

     WHEREAS, the Company wishes to obtain the advice, contacts and expert judgment of the Consultant with respect to the conduct of the Company's business; and

     WHEREAS, the Company desires to have the Consultant act as an independent contractor for the purpose of providing such services to the Company; and

     WHEREAS, the Consultant is qualified and willing to provide such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Services.  The  Company hereby engages and retains the Consultant as
            --------
an independent contractor to provide the services set forth herein. The Consultant hereby agrees to provide all reasonable and necessary services associated with the following: (a) the development of a comprehensive business plan; (b) future acquisition strategies; (c) capital development; and (d) any other ancillary services relating to the aforementioned (collectively, the "Services"). The Consultant has fully performed all of the Services hereunder.

     2.     Representations.  The  Consultant  hereby  agrees  to  use  its best
            ---------------
efforts in providing the Services and loyally representing the interests of the Company in accordance with the Company's reasonable requirements and objectives. The Consultant and the Company acknowledge that Consultant is experienced in providing the Services and will provide the Services with the diligence and care of others in the industry. The Consultant further represents that it has not, and shall not, enter into any agreement during the term of this Agreement which might prevent it from performing its obligations hereunder.

     3.     Fees.  In full consideration of the Services provided hereunder, the
            ----
Company hereby grants to the Consultant 1,000,000 shares of the common stock of the Company, no par value per share (the "Company Common Stock") for general business consulting to be issued within a reasonable time after the execution of this Agreement. One-third of the shares of the Company Common Stock to be issued hereunder will be registered securities pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission (the "S-8 Shares"). One-third of such shares of the Company Common Stock will be restricted in their resale under Rule 144 promulgated under the Securities Act ("Rule 144"), but possessing piggyback registration rights, pursuant to that certain Registration Rights Agreement attached hereto as Attachment 1. The remaining one-third will
                                     ------------
be restricted in their resale under Rule 144 and will have no registration rights. Notwithstanding anything herein contained to the contrary, all shares of the Company Common Stock to be issued hereunder will be issued (i) first, to satisfy the obligation to issue the S-8 Shares, and (ii) then, the restricted shares to be issued subject to Rule 144 with registration rights, and (iii) finally, the shares to be issued subject to Rule 144 with no registration rights.

     The shares of the Company Common Stock to be issued under this Agreement shall be issued as follows:

          (a) Ninety-one days from the date hereof, the Company will issue 333,333 shares to the Consultant.

          (b) As the Company increases its outstanding shares of the Company Common Stock it will issue additional shares of the Company Common Stock to the Consultant within 15 days of any such increase on a pro-rata basis determined as follows: 1,000,000 times a fraction, the numerator of which is the total number of shares of the issued and outstanding Company Stock at the time in question and before the issuance of any additional shares to the Consultant hereunder, and the denominator of which is 204,000,000, less the number of shares of the Company Common Stock previously issued to the Consultant hereunder; subject, to the limitation that at no time will the number of shares of the Company Common Stock to be issued to the Consultant hereunder be in such an amount that following the issuance of such shares the Consultant will own more than 9.9 percent of the issued and outstanding shares of the Company Common Stock.

     The following example shows the operation of the foregoing discussion in Paragraph 3(b): Say the Company has issued and outstanding 150,000,000 shares of the Company Common Stock. After allowing for the initial issuance of the 333,333 shares of the Company Common Stock, the Consultant would be entitled to an additional 401,961 shares determined as follows:

                     401,961 = 1,000,000 x 150,000,000 - 333,333
                                           -----------
                                           204,000,000

     4.     Representations  and  Warranties of the Consultant.  With respect to
            --------------------------------------------------
the S-8 Shares to be issued in payment for the Services rendered hereunder, the Consultant represents and warrants as follows:

          (a)     The  Consultant  is  a  natural  person;

          (b) He has provided bona fide services to the Company not related or connected to the resale of the S-8 Shares;

          (c) The Services were not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities;

          (d) By prearrangement or otherwise, the Company has not controlled or directed the resale of the S-8 Shares in the public market;

          (e) The Company or its affiliates have not directly or indirectly received a percentage of proceeds from any resales of the S-8 Shares by the Consultant, or

          (f) The proceeds from the resale of any such shares have not been applied to pay expenses of the Company that are not related to any service provided by the Consultant.

     5.     Restrictions  on  Transfer.  The  Consultant  understands and agrees
            --------------------------
that the following restrictions and limitations are applicable to the shares of the Company Common Stock issued to the Consultant hereunder, other than the S-8
Shares:

          (a) The shares shall not be sold, pledged, hypothecated or otherwise transferred unless the shares are registered under the Securities Act of 1933, as amended, and the securities laws of any state or foreign jurisdiction, or are exempt therefrom;

          (b) A legend in substantially the following form has been or will be placed on any certificate or other document evidencing the shares:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY

TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

          (c) Stop transfer instructions to the transfer agent of the shares have been or will be placed with respect to the shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph
(b)  above;  and

          (d) The legend and stop transfer instructions described in subparagraphs (b) and (c) above will be placed with respect to any new certificate or other document issued upon presentment by the Consultant of certificates or other documents for transfer.

     6.     Expenses.  All  expenses,  including travel and lodging, incurred by
            --------
the Consultant in the performance of the Services shall be the sole responsibility of the Consultant, unless otherwise agreed to in writing. During the continuance of this Agreement, the Consultant shall certify as regular and guarantee the Consultant's situation towards all relevant tax authorities, social administrations and professional organizations, if applicable, as being in conformity with the Consultant's status as an independent contractor.

     7.     Insurance.  The parties agree that the Company shall not be required
            ---------
to carry insurance or in any way insure the activities of the Consultant, its agents, servants or employees, nor shall the Company be liable for any of the acts or omissions of the Consultant, its agents, servants or employees. The Consultant further agrees to indemnify, defend, and hold harmless the Company from any and all claims, penalties, fines, causes of action, liabilities, or threats of such actions which arise out of or relate to this Agreement or the performance of the Services. This provision shall survive the termination of this Agreement.

     8.     Duration.  This  Agreement  shall  remain  in effect for a period of
            --------
three years commencing on the date hereof, but shall automatically renew, if not terminated as provided for herein, for successive one year periods. Notwithstanding the foregoing, the Company or the Consultant may terminate this Agreement at any time upon 10 days' written notice.

     9.     Confidentiality.  All  information  relating  to  the  business  and
            ---------------
affairs of the Company shall be treated as Confidential Information, as hereinafter defined, by the Consultant both during and after the term hereof. Except with the prior approval of the Company, the Consultant shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations. The Consultant further agrees not to use any information made available to or coming into its possession or knowledge in a manner that is adverse to the business of the Company. All data, records and written material prepared or compiled by the Consultant or furnished to the Consultant during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by the Consultant after the term of this Agreement.

     As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the Company and its affiliated corporations. The term
"Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of the Consultant, (b) can be shown to have been previously available to the Consultant on a non-confidential basis prior to its disclosure to the Consultant by the Company, or its representatives, (c) becomes available to the Consultant on a non-confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

     Notwithstanding anything herein contained to contrary, the above described obligation with respect to confidentiality shall survive any termination of the Consultant's engagement hereunder or the termination of this Agreement.

     10.     No  Contracts,  Arrangements,  Understandings or Relationships with
             -------------------------------------------------------------------
Respect  to Securities.  There are no contracts, arrangements, understandings or
----------------------
relationships (legal or otherwise) by any party to this Agreement, or any other person with respect to the Company Common Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     11.     Attorneys'  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     12.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     13.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary, in the event of any conflict between the terms of the Registration Rights Agreement or this Agreement, the terms of the Registration Rights Agreement shall control.

     14.     Relationship  of  Parties.  The Consultant is providing services on
             -------------------------
an independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Consultant shall not be deemed to be an employee of the Company for any reason. The Company and the Consultant acknowledge that the Consultant shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

     15.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Consultant, addressed to Mr. Bruce Caldwell at 2820 La Mirada Drive, Vista, California 92083. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     16.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     17.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.     Incorporation  by  Reference.  The  Attachments  to  this Agreement
             ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     25.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     26.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                          --------------------------------
                                          Billy Ray, President

                                          --------------------------------
                                          BRUCE CALDWELL



Attachment:
----------
Attachment  1  -  Registration  Rights  Agreement

                                  ATTACHMENT 1

                            REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is made this 27th day of February, 2004 by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") and BRUCE CALDWELL (the "Holder").

     WHEREAS, on even date herewith the Company executed and delivered to the Holder that certain Consulting Agreement (the "Consulting Agreement") whereby the Company has agreed to issue to the Holder 1,000,000 shares of the Company's common stock, no par value per share (the "Company Common Stock"), in payment for services as described in the Consulting Agreement; and

     WHEREAS, 333,333 shares of the Company Common Stock to be issued to the Holder under the Consulting Agreement (the "Registrable Securities") will be restricted in their resale under Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), but possessing piggyback registration rights as hereinafter provided; and

     WHEREAS, the Registrable Securities include any other securities issued or issuable at any time or from time to time in respect of the Registrable Securities as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     PiggybackRegistration  Rights  Available.  Provided  that  the
            ----------------------------------------
Registrable Securities have not been registered, if at any time after the date hereof but before the third anniversary of the date hereof, the Company proposes to register any of its securities under the Securities Act, other than by a registration in connection with an acquisition in a manner which would not permit registration of the Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto on an underwritten basis (either "best-efforts" or "firm-commitment"), then, the Company will each such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Agreement. Upon the written request of the Holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of the Registrable Securities in a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act to register the securities which the Company proposes to register (the "Registration Statement"), provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon:

          (a) In the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

          (b) In the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     2.     Payment  of  RegistrationExpenses.  The  Company  will  pay  all
            ---------------------------------
Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Agreement. The right provided the Holder pursuant to this Agreement shall be exercisable at its sole discretion.

     3.     Priority  in  Incidental Registrations.  If the managing underwriter
            --------------------------------------
of the underwritten offering contemplated by this Agreement shall inform the Company and the Holder by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering:

          (a) First, securities proposed by the Company to be sold for its own account; and

          (b) Second, Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the Holder shall have pro rata rights of registration with all shares sought to be included by officers and directors of the Company as well as holders of 10 percent or more of the Company Common Stock.

     4.     Registration Procedures.  If and whenever the Company is required to
            -----------------------
affect the registration of any Registrable Securities under the Securities Act as provided in herein, the Company shall, as expeditiously as possible:

          (a) Prepare and file with the Securities and Exchange Commission (the "SEC") the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause the Registration Statement to be declared effective by the SEC, as soon as practicable; provided, however, that before filing the Registration Statement or any amendments thereto, the Company will furnish to the counsel selected by the Holder, copies of all such documents proposed to be filed;

          (b) Furnish to the Holder such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder;

          (c) Use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities laws or blue sky laws as the Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable the Holder to consummate the disposition in such jurisdictions of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subparagraph be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (d) Use its commercially reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

          (e) Furnish to the Holder a signed counterpart, addressed to the Holder, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of the Registration Statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Holder including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) Notify the Holder and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

               (i) When the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

               (ii) Of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

               (iii) Of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

               (iv) Of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (g) Notify each holder of the Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (h) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (i) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (j) Enter into such agreements and take such other actions as the Holder shall reasonably request in writing (at the expense of the requesting or benefiting Holder) in order to expedite or facilitate the disposition of the Registrable Securities; and

          (k) Use its commercially reasonable best efforts to list all of the Registrable Securities covered by the Registration Statement on any securities exchange on which any of the Registrable Securities are then listed.

     5.     Information  to  be Furnished by theHolder.  The Company may require
            ------------------------------------------
the Holder of the Registrable Securities as to which any registration is being affected to furnish the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

     6.     Discontinuance  of  Disposition  oftheRegistrable  Securities.  The
            -------------------------------------------------------------
Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Paragraph 4(g) hereof, the Holder will forthwith discontinue the Holder's disposition of the Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 4(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     7.     Incidental  Underwritten  Offerings.  If  the  Company  at  any time
            -----------------------------------
proposes to register any of its securities under the Securities Act as contemplated by this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Holder, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holder among the securities to be distributed by such underwriters.

     8.     Holdback  Agreements.  Subject to such other reasonable requirements
            --------------------
as may be imposed by the underwriter as a condition of inclusion of the Registrable Securities in the Registration Statement, the Holder agrees by acquisition of the Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of the Company, during such reasonable period of time requested by the underwriter; provided however:

          (a) The secondary offering is intended to raise a minimum of $8,000,000 on behalf of the Company and

          (b) Such period shall not exceed the 90 day period commencing with the completion of an underwritten offering.

     The Company agrees and acknowledges that during any holdback period, the Holder may sell, in the holdback period, Registrable Securities in the amount of up to one percent per week of the shares of the Company Common Stock held by the Holder as long as this Agreement remains effective.

     9.     Participation  in  Underwritten  Offerings.  The  Holder  may  not
            ------------------------------------------
participate in any underwritten offering under this Agreement unless the Holder:

          (a) Agrees to sell its securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Holder; and

          (b) Completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

     Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require the Holder to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Holder expressly for use in the related Registration Statement or representations, warranties or agreements regarding the Holder, the Holder and the Holder's intended method of distribution and any other representation required by law.

     10.     Preparation;  Reasonable  Investigation.  In  connection  with  the
             ---------------------------------------
preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and its counsel and accountants, the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     11.     Indemnification  by  the Company.  In the event of any registration
             --------------------------------
of any securities of the Company under the Securities Act, the Company will, and hereby does agree to indemnify and hold harmless the Holder, its directors and officers, each other Person ("Person" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity) who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of the Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Holder.

     12.     Indemnification  by  the  Holder.  The  Company  may  require, as a
             --------------------------------
condition to including any of the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 11 hereof) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Holder.

     13.     Notices  of  Claims, Etc.  Promptly after receipt by an indemnified
             ------------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Paragraph 11 and Paragraph 12 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Paragraph 11 and Paragraph 12 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     14.     Other  Indemnification.  Indemnification  similar to that specified
             ----------------------
in Paragraph 11 and Paragraph 12 hereof (with appropriate modifications) shall be given by the Company and the Holder (but only if and to the extent required pursuant to the terms hereof) with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

     15.     Indemnification  Payments.  The  indemnification  required  by
             -------------------------
Paragraph 11 and Paragraph 12 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     16.     Contribution.  If  the indemnification provided for in Paragraph 11
             ------------
and Paragraph 12 hereof is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability:

          (a) In such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities; or

          (b) If the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained hereof, and in no event shall the obligation of any indemnifying party to contribute under this Paragraph 16 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

     The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Paragraph 16 were determined by pro rata allocation (even if the Holder and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     17.     Limitation  on Contributions.  Notwithstanding  the  provisions  of
             ----------------------------
Paragraph 16, the Holder and an underwriter shall not be required to contribute any amount in excess of the amount by which (a) in the case of the Holder, the net proceeds received by the Holder from the sale of Registrable Securities, or
(b) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     18.     Rule 144.  The Company shall timely file the reports required to be
             --------
filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (including but not limited to the reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 referred to in subparagraph (c) of Rule 144) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Holder, make publicly available other information) and will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as Rule 144 may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with the requirements of this Paragraph.

     19.     Amendments  and  Waivers.  This  Agreement  may  be amended and the
             ------------------------
Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51 percent or more of the shares of (a) the Registrable Securities issued at such time, plus (b) the Registrable Securities issuable upon exercise or conversion of the securities of the Company then constituting derivative securities (if such securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Paragraph, whether or not such Registrable Securities shall have been marked to indicate such consent.

     20.     Nominees  for  Beneficial  Owners.  In  the  event  that any of the
             ---------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of the Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of the Registrable Securities held by a holder or holders of the Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

     21.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary,  in  the  event  of  any  conflict between the terms of the Consulting
Agreement  or  this  Agreement,  the  terms  of  this  Agreement  shall control.

     22.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Holder, addressed to Mr. Bruce Caldwell at 2820 La Mirada Drive, Vista, California 92083. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     23.     Assignment.  This  Agreement shall be binding upon and inure to the
             ----------
benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any of the Registrable Securities.

     24.     Descriptive  Headings.  The  descriptive  headings  of  the several
             ---------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     25.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     26.     Severability.  If  any  provision  of  this  Agreement,  or  the
             ------------
application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     27.     Binding  Effect.  All  the  terms  and provisions of this Agreement
             ---------------
whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     28.     Failure  or Indulgence Not Waiver; Remedies Cumulative.  No failure
             ------------------------------------------------------
or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     29.     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     30.     Entire Agreement.  This Agreement embodies the entire agreement and
             ----------------
understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                          ---------------------------------
                                          Billy Ray, President


                                          ---------------------------------
                                          BRUCE CALDWELL

                              CONSULTING AGREEMENT

     THIS AGREEMENT is made this 27th day of February, 2004 by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") and FRANCIS ZUBROWSKI (the "Consultant").

     WHEREAS, the Company wishes to obtain the advice, contacts and expert judgment of the Consultant with respect to the conduct of the Company's business; and

     WHEREAS, the Company desires to have the Consultant act as an independent contractor for the purpose of providing such services to the Company; and

     WHEREAS, the Consultant is qualified and willing to provide such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Services.  The  Company hereby engages and retains the Consultant as
            --------
an independent contractor to provide the services set forth herein. The Consultant hereby agrees to provide all reasonable and necessary services associated with the following: (a) the development of a comprehensive business plan; (b) future acquisition strategies; (c) capital development; and (d) any other ancillary services relating to the aforementioned (collectively, the "Services"). The Consultant has fully performed all of the Services hereunder.

     2.     Representations.  The  Consultant  hereby  agrees  to  use  its best
            ---------------
efforts in providing the Services and loyally representing the interests of the Company in accordance with the Company's reasonable requirements and objectives. The Consultant and the Company acknowledge that Consultant is experienced in providing the Services and will provide the Services with the diligence and care of others in the industry. The Consultant further represents that it has not, and shall not, enter into any agreement during the term of this Agreement which might prevent it from performing its obligations hereunder.

     3.     Fees.  In full consideration of the Services provided hereunder, the
            ----
Company hereby grants to the Consultant 500,000 shares of the common stock of the Company, no par value per share (the "Company Common Stock") for general business consulting to be issued within a reasonable time after the execution of this Agreement. One-third of the shares of the Company Common Stock to be issued hereunder will be registered securities pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission (the "S-8 Shares"). One-third of such shares of the Company Common Stock will be restricted in their resale under Rule 144 promulgated under the Securities Act ("Rule 144"), but possessing piggyback registration rights, pursuant to that certain Registration Rights Agreement attached hereto as Attachment 1. The remaining one-third will
                                     ------------
be restricted in their resale under Rule 144 and will have no registration rights. Notwithstanding anything herein contained to the contrary, all shares of the Company Common Stock to be issued hereunder will be issued (i) first, to satisfy the obligation to issue the S-8 Shares, and (ii) then, the restricted shares to be issued subject to Rule 144 with registration rights, and (iii) finally, the shares to be issued subject to Rule 144 with no registration rights.

     The shares of the Company Common Stock to be issued under this Agreement shall be issued as follows:

          (a) Ninety-one days from the date hereof, the Company will issue 166,667 shares to the Consultant.

          (b) As the Company increases its outstanding shares of the Company Common Stock it will issue additional shares of the Company Common Stock to the Consultant within 15 days of any such increase on a pro-rata basis determined as follows: 500,000 times a fraction, the numerator of which is the total number of shares of the issued and outstanding Company Stock at the time in question and before the issuance of any additional shares to the Consultant hereunder, and the denominator of which is 204,000,000, less the number of shares of the Company Common Stock previously issued to the Consultant hereunder; subject, to the limitation that at no time will the number of shares of the Company Common Stock to be issued to the Consultant hereunder be in such an amount that following the issuance of such shares the Consultant will own more than 9.9 percent of the issued and outstanding shares of the Company Common Stock.

          The following example shows the operation of the foregoing discussion in Paragraph 3(b): Say the Company has issued and outstanding 150,000,000 shares of the Company Common Stock. After allowing for the initial issuance of the 166,667 shares of the Company Common Stock, the Consultant would be entitled to an additional 200,980 shares determined as follows:

                      200,980 = 500,000 x 150,000,000 - 166,667
                                          -----------
                                          204,000,000

     4.     Representations  and  Warranties of the Consultant.  With respect to
            --------------------------------------------------
the S-8 Shares to be issued in payment for the Services rendered hereunder, the Consultant represents and warrants as follows:

          (a)     The  Consultant  is  a  natural  person;

          (b) He has provided bona fide services to the Company not related or connected to the resale of the S-8 Shares;

          (c) The Services were not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities;

          (d) By prearrangement or otherwise, the Company has not controlled or directed the resale of the S-8 Shares in the public market;

          (e) The Company or its affiliates have not directly or indirectly received a percentage of proceeds from any resales of the S-8 Shares by the Consultant, or

          (f) The proceeds from the resale of any such shares have not been applied to pay expenses of the Company that are not related to any service provided by the Consultant.

     5.     Restrictions  on  Transfer.  The  Consultant  understands and agrees
            --------------------------
that the following restrictions and limitations are applicable to the shares of the Company Common Stock issued to the Consultant hereunder, other than the S-8
Shares:

          (a) The shares shall not be sold, pledged, hypothecated or otherwise transferred unless the shares are registered under the Securities Act of 1933, as amended, and the securities laws of any state or foreign jurisdiction, or are exempt therefrom;

          (b) A legend in substantially the following form has been or will be placed on any certificate or other document evidencing the shares:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY

TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

          (c) Stop transfer instructions to the transfer agent of the shares have been or will be placed with respect to the shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph
(b)  above;  and

          (d) The legend and stop transfer instructions described in subparagraphs (b) and (c) above will be placed with respect to any new certificate or other document issued upon presentment by the Consultant of certificates or other documents for transfer.

     6.     Expenses.  All  expenses,  including travel and lodging, incurred by
            --------
the Consultant in the performance of the Services shall be the sole responsibility of the Consultant, unless otherwise agreed to in writing. During the continuance of this Agreement, the Consultant shall certify as regular and guarantee the Consultant's situation towards all relevant tax authorities, social administrations and professional organizations, if applicable, as being in conformity with the Consultant's status as an independent contractor.

     7.     Insurance.  The parties agree that the Company shall not be required
            ---------
to carry insurance or in any way insure the activities of the Consultant, its agents, servants or employees, nor shall the Company be liable for any of the acts or omissions of the Consultant, its agents, servants or employees. The Consultant further agrees to indemnify, defend, and hold harmless the Company from any and all claims, penalties, fines, causes of action, liabilities, or threats of such actions which arise out of or relate to this Agreement or the performance of the Services. This provision shall survive the termination of this Agreement.

     8.     Duration.  This  Agreement  shall  remain  in effect for a period of
            --------
three years commencing on the date hereof, but shall automatically renew, if not terminated as provided for herein, for successive one year periods. Notwithstanding the foregoing, the Company or the Consultant may terminate this Agreement at any time upon 10 days' written notice.

     9.     Confidentiality.  All  information  relating  to  the  business  and
            ---------------
affairs of the Company shall be treated as Confidential Information, as hereinafter defined, by the Consultant both during and after the term hereof. Except with the prior approval of the Company, the Consultant shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations. The Consultant further agrees not to use any information made available to or coming into its possession or knowledge in a manner that is adverse to the business of the Company. All data, records and written material prepared or compiled by the Consultant or furnished to the Consultant during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by the Consultant after the term of this Agreement.

     As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the Company and its affiliated corporations. The term
"Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of the Consultant, (b) can be shown to have been previously available to the Consultant on a non-confidential basis prior to its disclosure to the Consultant by the Company, or its representatives, (c) becomes available to the Consultant on a non-confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

     Notwithstanding anything herein contained to contrary, the above described obligation with respect to confidentiality shall survive any termination of the Consultant's engagement hereunder or the termination of this Agreement.

     10.     No  Contracts,  Arrangements,  Understandings or Relationships with
             -------------------------------------------------------------------
Respect  to Securities.  There are no contracts, arrangements, understandings or
  --------------------
relationships (legal or otherwise) by any party to this Agreement, or any other person with respect to the Company Common Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     11.     Attorneys'  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     12.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     13.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary, in the event of any conflict between the terms of the Registration Rights Agreement or this Agreement, the terms of the Registration Rights Agreement shall control.

     14.     Relationship  of  Parties.  The Consultant is providing services on
             -------------------------
an independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Consultant shall not be deemed to be an employee of the Company for any reason. The Company and the Consultant acknowledge that the Consultant shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

     15.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Consultant, addressed to Mr. Francis Zubrowski at 8880 Rio San Diego Drive, Eighth Floor, San Diego, California 92108, telecopier (619) 209-6075, and e-mail faz@theawi.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     16.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     17.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.     Incorporation  by  Reference.  The  Attachments  to  this Agreement
             ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     25.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     26.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                          ---------------------------------
                                          Billy Ray, President

                                          ---------------------------------
                                          FRANCIS ZUBROWSKI


Attachment:
----------
Attachment  1  -  Registration  Rights  Agreement

                                  ATTACHMENT 1

                            REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is entered into as of 27th of February, 2004, by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company"), and FRANCIS ZUBROWSKI (the "Holder").

     WHEREAS, on even date herewith the Company executed and delivered to the Holder that certain Consulting Agreement (the "Consulting Agreement") whereby the Company has agreed to issue to the Holder 1,000,000 shares of the Company's common stock, no par value per share (the "Company Common Stock"), in payment for services as described in the Consulting Agreement; and

     WHEREAS, 166,667 shares of the Company Common Stock to be issued to the Holder under the Consulting Agreement (the "Registrable Securities") will be restricted in their resale under Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), but possessing piggyback registration rights as hereinafter provided; and

     WHEREAS, the Registrable Securities include any other securities issued or issuable at any time or from time to time in respect of the Registrable Securities as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     PiggybackRegistration  Rights  Available.  Provided  that  the
            ----------------------------------------
Registrable Securities have not been registered, if at any time after the date hereof but before the third anniversary of the date hereof, the Company proposes to register any of its securities under the Securities Act, other than by a registration in connection with an acquisition in a manner which would not permit registration of the Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto on an underwritten basis (either "best-efforts" or "firm-commitment"), then, the Company will each such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Agreement. Upon the written request of the Holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of the Registrable Securities in a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act to register the securities which the Company proposes to register (the "Registration Statement"), provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon:

          (a) In the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

          (b) In the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     2.     Payment  of  RegistrationExpenses.  The  Company  will  pay  all
            ---------------------------------
Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Agreement. The right provided the Holder pursuant to this Agreement shall be exercisable at its sole discretion.

     3.     Priority  in  Incidental Registrations.  If the managing underwriter
            --------------------------------------
of the underwritten offering contemplated by this Agreement shall inform the Company and the Holder by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering:

          (a) First, securities proposed by the Company to be sold for its own account; and

          (b) Second, Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the Holder shall have pro rata rights of registration with all shares sought to be included by officers and directors of the Company as well as holders of 10 percent or more of the Company Common Stock.

     4.     Registration Procedures.  If and whenever the Company is required to
            -----------------------
affect the registration of any Registrable Securities under the Securities Act as provided in herein, the Company shall, as expeditiously as possible:

          (a) Prepare and file with the Securities and Exchange Commission (the "SEC") the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause the Registration Statement to be declared effective by the SEC, as soon as practicable; provided, however, that before filing the Registration Statement or any amendments thereto, the Company will furnish to the counsel selected by the Holder, copies of all such documents proposed to be filed;

          (b) Furnish to the Holder such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder;

          (c) Use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities laws or blue sky laws as the Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable the Holder to consummate the disposition in such jurisdictions of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subparagraph be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (d) Use its commercially reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

          (e) Furnish to the Holder a signed counterpart, addressed to the Holder, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of the Registration Statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Holder including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) Notify the Holder and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

               (i) When the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

               (ii) Of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

               (iii) Of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

               (iv) Of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (g) Notify each holder of the Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (h) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (i) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (j) Enter into such agreements and take such other actions as the Holder shall reasonably request in writing (at the expense of the requesting or benefiting Holder) in order to expedite or facilitate the disposition of the Registrable Securities; and

          (k) Use its commercially reasonable best efforts to list all of the Registrable Securities covered by the Registration Statement on any securities exchange on which any of the Registrable Securities are then listed.

     5.     Information  to  be Furnished by theHolder.  The Company may require
            ------------------------------------------
the Holder of the Registrable Securities as to which any registration is being affected to furnish the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

     6.     Discontinuance  of  Disposition  oftheRegistrable  Securities.  The
            -------------------------------------------------------------
Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Paragraph 4(g) hereof, the Holder will forthwith discontinue the Holder's disposition of the Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 4(g) and, if so directed by the Company, will deliver to the

Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     7.     Incidental  Underwritten  Offerings.  If  the  Company  at  any time
            -----------------------------------
proposes to register any of its securities under the Securities Act as contemplated by this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Holder, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holder among the securities to be distributed by such underwriters.

     8.     Holdback  Agreements.  Subject to such other reasonable requirements
            --------------------
as may be imposed by the underwriter as a condition of inclusion of the Registrable Securities in the Registration Statement, the Holder agrees by acquisition of the Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of the Company, during such reasonable period of time requested by the underwriter; provided however:

          (a) The secondary offering is intended to raise a minimum of $8,000,000 on behalf of the Company and

          (b) Such period shall not exceed the 90 day period commencing with the completion of an underwritten offering.

     The Company agrees and acknowledges that during any holdback period, the Holder may sell, in the holdback period, Registrable Securities in the amount of up to one percent per week of the shares of the Company Common Stock held by the Holder as long as this Agreement remains effective.

     9.     Participation  in  Underwritten  Offerings.  The  Holder  may  not
            ------------------------------------------
participate in any underwritten offering under this Agreement unless the Holder:

          (a) Agrees to sell its securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Holder; and

          (b) Completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

     Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require the Holder to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Holder expressly for use in the related Registration Statement or representations, warranties or agreements regarding the Holder, the Holder and the Holder's intended method of distribution and any other representation required by law.

     10.     Preparation;  Reasonable  Investigation.  In  connection  with  the
             ---------------------------------------
preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and its counsel and accountants, the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     11.     Indemnification  by  the Company.  In the event of any registration
             --------------------------------
of any securities of the Company under the Securities Act, the Company will, and hereby does agree to indemnify and hold harmless the Holder, its directors and officers, each other Person ("Person" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity) who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of the Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Holder.

     12.     Indemnification  by  the  Holder.  The  Company  may  require, as a
             --------------------------------
condition to including any of the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 11 hereof) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Holder.

     13.     Notices  of  Claims, Etc.  Promptly after receipt by an indemnified
             ------------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Paragraph 11 and Paragraph 12 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Paragraph 11 and Paragraph 12 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     14.     Other  Indemnification.  Indemnification  similar to that specified
             ----------------------
in Paragraph 11 and Paragraph 12 hereof (with appropriate modifications) shall be given by the Company and the Holder (but only if and to the extent required pursuant to the terms hereof) with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

     15.     Indemnification  Payments.  The  indemnification  required  by
             -------------------------
Paragraph 11 and Paragraph 12 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     16.     Contribution.  If  the indemnification provided for in Paragraph 11
             ------------
and Paragraph 12 hereof is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability:

          (a) In such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities; or

          (b) If the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained hereof, and in no event shall the obligation of any indemnifying party to contribute under this Paragraph 16 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

     The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Paragraph 16 were determined by pro rata allocation (even if the Holder and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     17.     Limitation  onContributions.  Notwithstanding  the  provisions  of
             ---------------------------
Paragraph 16, the Holder and an underwriter shall not be required to contribute any amount in excess of the amount by which (a) in the case of the Holder, the net proceeds received by the Holder from the sale of Registrable Securities, or
(b)  in  the  case  of  an
underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     18.     Rule 144.  The Company shall timely file the reports required to be
             --------
filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (including but not limited to the reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 referred to in subparagraph (c) of Rule 144) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Holder, make publicly available other information) and will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as Rule 144 may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with the requirements of this Paragraph.

     19.     Amendments  and  Waivers.  This  Agreement  may  be amended and the
             ------------------------
Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51 percent or more of the shares of (a) the Registrable Securities issued at such time, plus (b) the Registrable Securities issuable upon exercise or conversion of the securities of the Company then constituting derivative securities (if such securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Paragraph, whether or not such Registrable Securities shall have been marked to indicate such consent.

     20.     Nominees  for  Beneficial  Owners.  In  the  event  that any of the
             ---------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of the Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of the Registrable Securities held by a holder or holders of the Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

     21.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary,  in  the  event  of  any  conflict between the terms of the Consulting
Agreement  or  this  Agreement,  the  terms  of  this  Agreement  shall control.

     22.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Holder, addressed to Mr. Francis Zubrowski at 8880 Rio San Diego Drive, Eighth Floor, San Diego, California 92108, telecopier (619) 209-6075, and e-mail faz@theawi.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     23.     Assignment.  This  Agreement shall be binding upon and inure to the
             ----------
benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any of the Registrable Securities.

     24.     Descriptive  Headings.  The  descriptive  headings  of  the several
             ---------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     25.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     26.     Severability.  If  any  provision  of  this  Agreement,  or  the
             ------------
application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     27.     Binding  Effect.  All  the  terms  and provisions of this Agreement
             ---------------
whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     28.     Failure  or Indulgence Not Waiver; Remedies Cumulative.  No failure
             ------------------------------------------------------
or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     29.     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     30.     Entire Agreement.  This Agreement embodies the entire agreement and
             ----------------
understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                       SPIDERBOY INTERNATIONAL, INC.



                                       By
                                          --------------------------------
                                          Billy Ray, President


                                          --------------------------------
                                          FRANCIS ZUBROWSKI

                              CONSULTING AGREEMENT

     THIS AGREEMENT is made this 27th day of February, 2004 by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") and JANET RISHER (the "Consultant").

     WHEREAS, the Company wishes to obtain the advice, contacts and expert judgment of the Consultant with respect to the conduct of the Company's business; and

     WHEREAS, the Company desires to have the Consultant act as an independent contractor for the purpose of providing such services to the Company; and

     WHEREAS, the Consultant is qualified and willing to provide such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Services.  The  Company hereby engages and retains the Consultant as
            --------
an independent contractor to provide the services set forth herein. The Consultant hereby agrees to provide all reasonable and necessary services associated with the following: (a) the development of a comprehensive business plan; (b) future acquisition strategies; (c) capital development; and (d) any other ancillary services relating to the aforementioned (collectively, the "Services"). The Consultant has fully performed all of the Services hereunder.

     2.     Representations.  The  Consultant  hereby  agrees  to  use  its best
            ---------------
efforts in providing the Services and loyally representing the interests of the Company in accordance with the Company's reasonable requirements and objectives. The Consultant and the Company acknowledge that Consultant is experienced in providing the Services and will provide the Services with the diligence and care of others in the industry. The Consultant further represents that it has not, and shall not, enter into any agreement during the term of this Agreement which might prevent it from performing its obligations hereunder.

     3.     Fees.  In full consideration of the Services provided hereunder, the
            ----
Company hereby grants to the Consultant 19,000,000 shares of the common stock of the Company, no par value per share (the "Company Common Stock") for general business consulting to be issued within a reasonable time after the execution of this Agreement. One-third of the shares of the Company Common Stock to be issued hereunder will be registered securities pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission (the "S-8 Shares"). One-third of such shares of the Company Common Stock will be restricted in their resale under Rule 144 promulgated under the Securities Act ("Rule 144"), but possessing piggyback registration rights, pursuant to that certain Registration Rights Agreement attached hereto as Attachment 1. The remaining one-third will
                                     ------------
be restricted in their resale under Rule 144 and will have no registration rights. Notwithstanding anything herein contained to the contrary, all shares of the Company Common Stock to be issued hereunder will be issued (i) first, to satisfy the obligation to issue the S-8 Shares, and (ii) then, the restricted shares to be issued subject to Rule 144 with registration rights, and (iii) finally, the shares to be issued subject to Rule 144 with no registration rights.

     The shares of the Company Common Stock to be issued under this Agreement shall be issued as follows:

          (a) Ninety-one days from the date hereof, the Company will issue 4,000,000 shares to the Consultant.

          (b) As the Company increases its outstanding shares of the Company Common Stock it will issue additional shares of the Company Common Stock to the Consultant within 15 days of any such increase on a pro-rata basis determined as follows: 19,000,000 times a fraction, the numerator of which is the total number of shares of the issued and outstanding Company Stock at the time in question and before the issuance of any additional shares to the Consultant hereunder, and the denominator of which is 204,000,000, less the number of shares of the Company Common Stock previously issued to the Consultant hereunder; subject, to the limitation that at no time will the number of shares of the Company Common Stock to be issued to the Consultant hereunder be in such an amount that following the issuance of such shares the Consultant will own more than 9.9 percent of the issued and outstanding shares of the Company Common Stock.

     The following example shows the operation of the foregoing discussion in Paragraph 3(b): Say the Company has issued and outstanding 150,000,000 shares of the Company Common Stock. After allowing for the initial issuance of the 4,000,000 shares of the Company Common Stock, the Consultant would be entitled to an additional 9,970,588 shares determined as follows:

                   9,970,588 = 19,000,000 x 150,000,000 - 4,000,000
                                            -----------
                                            204,000,000

     4.     Representations  and  Warranties of the Consultant.  With respect to
            --------------------------------------------------
the S-8 Shares to be issued in payment for the Services rendered hereunder, the Consultant represents and warrants as follows:

          (a)     The  Consultant  is  a  natural  person;

          (b) He has provided bona fide services to the Company not related or connected to the resale of the S-8 Shares;

          (c) The Services were not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities;

          (d) By prearrangement or otherwise, the Company has not controlled or directed the resale of the S-8 Shares in the public market;

          (e) The Company or its affiliates have not directly or indirectly received a percentage of proceeds from any resales of the S-8 Shares by the Consultant, or

          (f) The proceeds from the resale of any such shares have not been applied to pay expenses of the Company that are not related to any service provided by the Consultant.

     5.     Restrictions  on  Transfer.  The  Consultant  understands and agrees
            --------------------------
that the following restrictions and limitations are applicable to the shares of the Company Common Stock issued to the Consultant hereunder, other than the S-8
Shares:

          (a) The shares shall not be sold, pledged, hypothecated or otherwise transferred unless the shares are registered under the Securities Act of 1933, as amended, and the securities laws of any state or foreign jurisdiction, or are exempt therefrom;

          (b) A legend in substantially the following form has been or will be placed on any certificate or other document evidencing the shares:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER

SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

          (c) Stop transfer instructions to the transfer agent of the shares have been or will be placed with respect to the shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph
(b)  above;  and

          (d) The legend and stop transfer instructions described in subparagraphs (b) and (c) above will be placed with respect to any new certificate or other document issued upon presentment by the Consultant of certificates or other documents for transfer.

     6.     Expenses.  All  expenses,  including travel and lodging, incurred by
            --------
the Consultant in the performance of the Services shall be the sole responsibility of the Consultant, unless otherwise agreed to in writing. During the continuance of this Agreement, the Consultant shall certify as regular and guarantee the Consultant's situation towards all relevant tax authorities, social administrations and professional organizations, if applicable, as being in conformity with the Consultant's status as an independent contractor.

     7.     Insurance.  The parties agree that the Company shall not be required
            ---------
to carry insurance or in any way insure the activities of the Consultant, its agents, servants or employees, nor shall the Company be liable for any of the acts or omissions of the Consultant, its agents, servants or employees. The Consultant further agrees to indemnify, defend, and hold harmless the Company from any and all claims, penalties, fines, causes of action, liabilities, or threats of such actions which arise out of or relate to this Agreement or the performance of the Services. This provision shall survive the termination of this Agreement.

     8.     Duration.  This  Agreement  shall  remain  in effect for a period of
            --------
_____ years commencing on the date hereof, but shall automatically renew, if not terminated as provided for herein, for successive one year periods. Notwithstanding the foregoing, the Company or the Consultant may terminate this Agreement at any time upon 10 days' written notice.

     9.     Confidentiality.  All  information  relating  to  the  business  and
            ---------------
affairs of the Company shall be treated as Confidential Information, as hereinafter defined, by the Consultant both during and after the term hereof. Except with the prior approval of the Company, the Consultant shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations. The Consultant further agrees not to use any information made available to or coming into its possession or knowledge in a manner that is adverse to the business of the Company. All data, records and written material prepared or compiled by the Consultant or furnished to the Consultant during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by the Consultant after the term of this Agreement.

     As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the Company and its affiliated corporations. The term
"Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of the Consultant, (b) can be shown to have been previously available to the Consultant on a non-confidential basis prior to its disclosure to the Consultant by the Company, or its representatives, (c) becomes available to the Consultant on a non-confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

     Notwithstanding anything herein contained to contrary, the above described obligation with respect to confidentiality shall survive any termination of the Consultant's engagement hereunder or the termination of this Agreement.

     10.     No  Contracts,  Arrangements,  Understandings or Relationships with
             -------------------------------------------------------------------
Respect  to Securities.  There are no contracts, arrangements, understandings or
----------------------
relationships (legal or otherwise) by any party to this Agreement, or any other person with respect to the Company Common Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     11.     Attorneys'  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     12.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     13.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary, in the event of any conflict between the terms of the Registration Rights Agreement or this Agreement, the terms of the Registration Rights Agreement shall control.

     14.     Relationship  of  Parties.  The Consultant is providing services on
             -------------------------
an independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Consultant shall not be deemed to be an employee of the Company for any reason. The Company and the Consultant acknowledge that the Consultant shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

     15.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Consultant, addressed to Mrs. Janet Risher at P. O. Box 250, Rancho Santa Fe, California 92067, telecopier (888) 267-5950, and e-mail colonel@cybertelcorp.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     16.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     17.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.     Incorporation  by  Reference.  The  Attachments  to  this Agreement
             ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     25.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     26.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                          ----------------------------------
                                          Billy Ray, President

                                          ----------------------------------
                                          JANET RISHER



Attachment:
----------
Attachment  1  -  Registration  Rights  Agreement

                                  ATTACHMENT 1

                            REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is entered into as of 27th of February, 2004, by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company"), and JANET RISHER (the "Holder").

     WHEREAS, on even date herewith the Company executed and delivered to the Holder that certain Consulting Agreement (the "Consulting Agreement") whereby the Company has agreed to issue to the Holder 19,000,000 shares of the Company's common stock, no par value per share (the "Company Common Stock"), in payment for services as described in the Consulting Agreement; and

     WHEREAS, 6,333,333.33 shares of the Company Common Stock to be issued to the Holder under the Consulting Agreement (the "Registrable Securities") will be restricted in their resale under Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), but possessing piggyback registration rights as hereinafter provided; and

     WHEREAS, the Registrable Securities include any other securities issued or issuable at any time or from time to time in respect of the Registrable Securities as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     PiggybackRegistration  Rights  Available.  Provided  that  the
            ----------------------------------------
Registrable Securities have not been registered, if at any time after the date hereof but before the third anniversary of the date hereof, the Company proposes to register any of its securities under the Securities Act, other than by a registration in connection with an acquisition in a manner which would not permit registration of the Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto on an underwritten basis (either "best-efforts" or "firm-commitment"), then, the Company will each such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Agreement. Upon the written request of the Holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of the Registrable Securities in a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act to register the securities which the Company proposes to register (the "Registration Statement"), provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon:

          (a) In the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

          (b) In the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     2.     Payment  of  RegistrationExpenses.  The  Company  will  pay  all
            ---------------------------------
Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Agreement. The right provided the Holder pursuant to this Agreement shall be exercisable at its sole discretion.

     3.     Priority  in  Incidental Registrations.  If the managing underwriter
            --------------------------------------
of the underwritten offering contemplated by this Agreement shall inform the Company and the Holder by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering:

          (a) First, securities proposed by the Company to be sold for its own account; and

          (b) Second, Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the Holder shall have pro rata rights of registration with all shares sought to be included by officers and directors of the Company as well as holders of 10 percent or more of the Company Common Stock.

     4.     Registration Procedures.  If and whenever the Company is required to
            -----------------------
affect the registration of any Registrable Securities under the Securities Act as provided in herein, the Company shall, as expeditiously as possible:

          (a) Prepare and file with the Securities and Exchange Commission (the "SEC") the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause the Registration Statement to be declared effective by the SEC, as soon as practicable; provided, however, that before filing the Registration Statement or any amendments thereto, the Company will furnish to the counsel selected by the Holder, copies of all such documents proposed to be filed;

          (b) Furnish to the Holder such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder;

          (c) Use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities laws or blue sky laws as the Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable the Holder to consummate the disposition in such jurisdictions of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subparagraph be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (d) Use its commercially reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

          (e) Furnish to the Holder a signed counterpart, addressed to the Holder, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of the Registration Statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Holder including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) Notify the Holder and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

               (i) When the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

               (ii) Of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

               (iii) Of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

               (iv) Of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (g) Notify each holder of the Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (h) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (i) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (j) Enter into such agreements and take such other actions as the Holder shall reasonably request in writing (at the expense of the requesting or benefiting Holder) in order to expedite or facilitate the disposition of the Registrable Securities; and

          (k) Use its commercially reasonable best efforts to list all of the Registrable Securities covered by the Registration Statement on any securities exchange on which any of the Registrable Securities are then listed.

     5.     Information  to  be Furnished by theHolder.  The Company may require
            ------------------------------------------
the Holder of the Registrable Securities as to which any registration is being affected to furnish the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

     6.     Discontinuance  of  Disposition  oftheRegistrable  Securities.  The
            -------------------------------------------------------------
Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Paragraph 4(g) hereof, the Holder will forthwith discontinue the Holder's disposition of the Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 4(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     7.     Incidental  Underwritten  Offerings.  If  the  Company  at  any time
            -----------------------------------
proposes to register any of its securities under the Securities Act as contemplated by this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Holder, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holder among the securities to be distributed by such underwriters.

     8.     Holdback  Agreements.  Subject to such other reasonable requirements
            --------------------
as may be imposed by the underwriter as a condition of inclusion of the Registrable Securities in the Registration Statement, the Holder agrees by acquisition of the Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of the Company, during such reasonable period of time requested by the underwriter; provided however:

          (a) The secondary offering is intended to raise a minimum of $8,000,000 on behalf of the Company and

          (b) Such period shall not exceed the 90 day period commencing with the completion of an underwritten offering.

     The Company agrees and acknowledges that during any holdback period, the Holder may sell, in the holdback period, Registrable Securities in the amount of up to one percent per week of the shares of the Company Common Stock held by the Holder as long as this Agreement remains effective.

     9.     Participation  in  Underwritten  Offerings.  The  Holder  may  not
            ------------------------------------------
participate in any underwritten offering under this Agreement unless the Holder:

          (a) Agrees to sell its securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Holder; and

          (b) Completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

     Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require the Holder to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Holder expressly for use in the related Registration Statement or representations, warranties or agreements regarding the Holder, the Holder and the Holder's intended method of distribution and any other representation required by law.

     10.     Preparation;  Reasonable  Investigation.  In  connection  with  the
             ---------------------------------------
preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and its counsel and accountants, the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     11.     Indemnification  by  the Company.  In the event of any registration
             --------------------------------
of any securities of the Company under the Securities Act, the Company will, and hereby does agree to indemnify and hold harmless the Holder, its directors and officers, each other Person ("Person" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity) who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of the Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Holder.

     12.     Indemnification  by  the  Holder.  The  Company  may  require, as a
             --------------------------------
condition to including any of the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 11 hereof) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Holder.

     13.     Notices  of  Claims, Etc.  Promptly after receipt by an indemnified
             ------------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Paragraph 11 and Paragraph 12 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Paragraph 11 and Paragraph 12 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     14.     Other  Indemnification.  Indemnification  similar to that specified
             ----------------------
in Paragraph 11 and Paragraph 12 hereof (with appropriate modifications) shall be given by the Company and the Holder (but only if and to the extent required pursuant to the terms hereof) with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

     15.     Indemnification  Payments.  The  indemnification  required  by
             -------------------------
Paragraph 11 and Paragraph 12 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     16.     Contribution.  If  the indemnification provided for in Paragraph 11
             ------------
and Paragraph 12 hereof is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability:

          (a) In such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities; or

          (b) If the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained hereof, and in no event shall the obligation of any indemnifying party to contribute under this Paragraph 16 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

     The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Paragraph 16 were determined by pro rata allocation (even if the Holder and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     17.     Limitation  onContributions.  Notwithstanding  the  provisions  of
             ---------------------------
Paragraph 16, the Holder and an underwriter shall not be required to contribute any amount in excess of the amount by which (a) in the case of the Holder, the net proceeds received by the Holder from the sale of Registrable Securities, or
(b) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     18.     Rule 144.  The Company shall timely file the reports required to be
             --------
filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (including but not limited to the reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 referred to in subparagraph (c) of Rule 144) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Holder, make publicly available other information) and will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as Rule 144 may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with the requirements of this Paragraph.

     19.     Amendments  and  Waivers.  This  Agreement  may  be amended and the
             ------------------------
Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51 percent or more of the shares of (a) the Registrable Securities issued at such time, plus (b) the Registrable Securities issuable upon exercise or conversion of the securities of the Company then constituting derivative securities (if such securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Paragraph, whether or not such Registrable Securities shall have been marked to indicate such consent.

     20.     Nominees  for  Beneficial  Owners.  In  the  event  that any of the
             ---------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of the Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of the Registrable Securities held by a holder or holders of the Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

     21.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary,  in  the  event  of  any  conflict between the terms of the Consulting
Agreement  or  this  Agreement,  the  terms  of  this  Agreement  shall control.

     22.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Holder, addressed to Ms. Janet Risher at P. O. Box 250, Rancho Santa Fe, California 92067, telecopier
(888) 267-5950, and e-mail colonel@cybertelcorp.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     23.     Assignment.  This  Agreement shall be binding upon and inure to the
             ----------
benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any of the Registrable Securities.

     24.     Descriptive  Headings.  The  descriptive  headings  of  the several
             ---------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     25.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     26.     Severability.  If  any  provision  of  this  Agreement,  or  the
             ------------
application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     27.     Binding  Effect.  All  the  terms  and provisions of this Agreement
             ---------------
whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     28.     Failure  or Indulgence Not Waiver; Remedies Cumulative.  No failure
             ------------------------------------------------------
or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     29.     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     30.     Entire Agreement.  This Agreement embodies the entire agreement and
             ----------------
understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                          -------------------------------
                                          Billy Ray, President


                                          -------------------------------
                                          JANET RISHER

                              CONSULTING AGREEMENT

     THIS AGREEMENT is made this 27th day of February, 2004 by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") and JIMMY VILLALOBOS (the "Consultant").

     WHEREAS, the Company wishes to obtain the advice, contacts and expert judgment of the Consultant with respect to the conduct of the Company's business; and

     WHEREAS, the Company desires to have the Consultant act as an independent contractor for the purpose of providing such services to the Company; and

     WHEREAS, the Consultant is qualified and willing to provide such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Services.  The  Company hereby engages and retains the Consultant as
            --------
an independent contractor to provide the services set forth herein. The Consultant hereby agrees to provide all reasonable and necessary services associated with the following: (a) the development of a comprehensive business plan; (b) future acquisition strategies; (c) capital development; and (d) any other ancillary services relating to the aforementioned (collectively, the "Services"). The Consultant has fully performed all of the Services hereunder.

     2.     Representations.  The  Consultant  hereby  agrees  to  use  its best
            ---------------
efforts in providing the Services and loyally representing the interests of the Company in accordance with the Company's reasonable requirements and objectives. The Consultant and the Company acknowledge that Consultant is experienced in providing the Services and will provide the Services with the diligence and care of others in the industry. The Consultant further represents that it has not, and shall not, enter into any agreement during the term of this Agreement which might prevent it from performing its obligations hereunder.

     3.     Fees.  In full consideration of the Services provided hereunder, the
            ----
Company hereby grants to the Consultant 1,000,000 shares of the common stock of the Company, no par value per share (the "Company Common Stock") for general business consulting to be issued within a reasonable time after the execution of this Agreement. One-third of the shares of the Company Common Stock to be issued hereunder will be registered securities pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission (the "S-8 Shares"). One-third of such shares of the Company Common Stock will be restricted in their resale under Rule 144 promulgated under the Securities Act ("Rule 144"), but possessing piggyback registration rights, pursuant to that certain Registration Rights Agreement attached hereto as Attachment 1. The remaining one-third will
                                     ------------
be restricted in their resale under Rule 144 and will have no registration rights. Notwithstanding anything herein contained to the contrary, all shares of the Company Common Stock to be issued hereunder will be issued (i) first, to satisfy the obligation to issue the S-8 Shares, and (ii) then, the restricted shares to be issued subject to Rule 144 with registration rights, and (iii) finally, the shares to be issued subject to Rule 144 with no registration rights.

     The shares of the Company Common Stock to be issued under this Agreement shall be issued as follows:

          (a) Ninety-one days from the date hereof, the Company will issue 333,333 shares to the Consultant.

          (b) As the Company increases its outstanding shares of the Company Common Stock it will issue additional shares of the Company Common Stock to the Consultant within 15 days of any such increase on a pro-rata basis determined as follows: 1,000,000 times a fraction, the numerator of which is the total number of shares of the issued and outstanding Company Stock at the time in question and before the issuance of any additional shares to the Consultant hereunder, and the denominator of which is 204,000,000, less the number of shares of the Company Common Stock previously issued to the Consultant hereunder; subject, to the limitation that at no time will the number of shares of the Company Common Stock to be issued to the Consultant hereunder be in such an amount that following the issuance of such shares the Consultant will own more than 9.9 percent of the issued and outstanding shares of the Company Common Stock.

     The following example shows the operation of the foregoing discussion in Paragraph 3(b): Say the Company has issued and outstanding 150,000,000 shares of the Company Common Stock. After allowing for the initial issuance of the 333,333 shares of the Company Common Stock, the Consultant would be entitled to an additional 401,961 shares determined as follows:

                     401,961 = 1,000,000 x 150,000,000 - 333,333
                                           -----------
                                           204,000,000

     4.     Representations  and  Warranties of the Consultant.  With respect to
            --------------------------------------------------
the S-8 Shares to be issued in payment for the Services rendered hereunder, the Consultant represents and warrants as follows:

          (a)     The  Consultant  is  a  natural  person;

          (b) He has provided bona fide services to the Company not related or connected to the resale of the S-8 Shares;

          (c) The Services were not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities;

          (d) By prearrangement or otherwise, the Company has not controlled or directed the resale of the S-8 Shares in the public market;

          (e) The Company or its affiliates have not directly or indirectly received a percentage of proceeds from any resales of the S-8 Shares by the Consultant, or

          (f) The proceeds from the resale of any such shares have not been applied to pay expenses of the Company that are not related to any service provided by the Consultant.

     5.     Restrictions  on  Transfer.  The  Consultant  understands and agrees
            --------------------------
that the following restrictions and limitations are applicable to the shares of the Company Common Stock issued to the Consultant hereunder, other than the S-8
Shares:

          (a) The shares shall not be sold, pledged, hypothecated or otherwise transferred unless the shares are registered under the Securities Act of 1933, as amended, and the securities laws of any state or foreign jurisdiction, or are exempt therefrom;

          (b) A legend in substantially the following form has been or will be placed on any certificate or other document evidencing the shares:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY

TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

          (c) Stop transfer instructions to the transfer agent of the shares have been or will be placed with respect to the shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph
(b)  above;  and

          (d) The legend and stop transfer instructions described in subparagraphs (b) and (c) above will be placed with respect to any new certificate or other document issued upon presentment by the Consultant of certificates or other documents for transfer.

     6.     Expenses.  All  expenses,  including travel and lodging, incurred by
            --------
the Consultant in the performance of the Services shall be the sole responsibility of the Consultant, unless otherwise agreed to in writing. During the continuance of this Agreement, the Consultant shall certify as regular and guarantee the Consultant's situation towards all relevant tax authorities, social administrations and professional organizations, if applicable, as being in conformity with the Consultant's status as an independent contractor.

     7.     Insurance.  The parties agree that the Company shall not be required
            ---------
to carry insurance or in any way insure the activities of the Consultant, its agents, servants or employees, nor shall the Company be liable for any of the acts or omissions of the Consultant, its agents, servants or employees. The Consultant further agrees to indemnify, defend, and hold harmless the Company from any and all claims, penalties, fines, causes of action, liabilities, or threats of such actions which arise out of or relate to this Agreement or the performance of the Services. This provision shall survive the termination of this Agreement.

     8.     Duration.  This  Agreement  shall  remain  in effect for a period of
            --------
three years commencing on the date hereof, but shall automatically renew, if not terminated as provided for herein, for successive one year periods. Notwithstanding the foregoing, the Company or the Consultant may terminate this Agreement at any time upon 10 days' written notice.

     9.     Confidentiality.  All  information  relating  to  the  business  and
            ---------------
affairs of the Company shall be treated as Confidential Information, as hereinafter defined, by the Consultant both during and after the term hereof. Except with the prior approval of the Company, the Consultant shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations. The Consultant further agrees not to use any information made available to or coming into its possession or knowledge in a manner that is adverse to the business of the Company. All data, records and written material prepared or compiled by the Consultant or furnished to the Consultant during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by the Consultant after the term of this Agreement.

     As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the Company and its affiliated corporations. The term
"Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of the Consultant, (b) can be shown to have been previously available to the Consultant on a non-confidential basis prior to its disclosure to the Consultant by the Company, or its representatives, (c) becomes available to the Consultant on a non-confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

     Notwithstanding anything herein contained to contrary, the above described obligation with respect to confidentiality shall survive any termination of the Consultant's engagement hereunder or the termination of this Agreement.

     10.     No  Contracts,  Arrangements,  Understandings or Relationships with
             -------------------------------------------------------------------
Respect  to Securities.  There are no contracts, arrangements, understandings or
  --------------------
relationships (legal or otherwise) by any party to this Agreement, or any other person with respect to the Company Common Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     11.     Attorneys'  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     12.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     13.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary, in the event of any conflict between the terms of the Registration Rights Agreement or this Agreement, the terms of the Registration Rights Agreement shall control.

     14.     Relationship  of  Parties.  The Consultant is providing services on
             -------------------------
an independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Consultant shall not be deemed to be an employee of the Company for any reason. The Company and the Consultant acknowledge that the Consultant shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

     15.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Consultant, addressed to Mr. Jimmy Villalobos at 11936 Paseo Fuerte, El Cajon California 92020, telecopier (619) 749-6830, and e-mail villalobosjw@cs.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     16.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     17.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.     Incorporation  by  Reference.  The  Attachments  to  this Agreement
             ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     25.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     26.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                          ---------------------------------
                                          Billy Ray, President

                                          ---------------------------------
                                          JIMMY VILLALOBOS



Attachment:
----------
Attachment  1  -  Registration  Rights  Agreement

                                  ATTACHMENT 1

                            REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is made this 27th day of February, 2004 by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") and JIMMY VILLALOBOS (the "Holder").

     WHEREAS, on even date herewith the Company executed and delivered to the Holder that certain Consulting Agreement (the "Consulting Agreement") whereby the Company has agreed to issue to the Holder 1,000,000 shares of the Company's common stock, no par value per share (the "Company Common Stock"), in payment for services as described in the Consulting Agreement; and

     WHEREAS, 333,333 shares of the Company Common Stock to be issued to the Holder under the Consulting Agreement (the "Registrable Securities") will be restricted in their resale under Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), but possessing piggyback registration rights as hereinafter provided; and

     WHEREAS, the Registrable Securities include any other securities issued or issuable at any time or from time to time in respect of the Registrable Securities as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     PiggybackRegistration  Rights  Available.  Provided  that  the
            ----------------------------------------
Registrable Securities have not been registered, if at any time after the date hereof but before the third anniversary of the date hereof, the Company proposes to register any of its securities under the Securities Act, other than by a registration in connection with an acquisition in a manner which would not permit registration of the Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto on an underwritten basis (either "best-efforts" or "firm-commitment"), then, the Company will each such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Agreement. Upon the written request of the Holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of the Registrable Securities in a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act to register the securities which the Company proposes to register (the "Registration Statement"), provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon:

          (a) In the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

          (b) In the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     2.     Payment  of  RegistrationExpenses.  The  Company  will  pay  all
            ---------------------------------
Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Agreement. The right provided the Holder pursuant to this Agreement shall be exercisable at its sole discretion.

     3.     Priority  in  Incidental Registrations.  If the managing underwriter
            --------------------------------------
of the underwritten offering contemplated by this Agreement shall inform the Company and the Holder by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering:

          (a) First, securities proposed by the Company to be sold for its own account; and

          (b) Second, Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the Holder shall have pro rata rights of registration with all shares sought to be included by officers and directors of the Company as well as holders of 10 percent or more of the Company Common Stock.

     4.     Registration Procedures.  If and whenever the Company is required to
            -----------------------
affect the registration of any Registrable Securities under the Securities Act as provided in herein, the Company shall, as expeditiously as possible:

          (a) Prepare and file with the Securities and Exchange Commission (the "SEC") the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause the Registration Statement to be declared effective by the SEC, as soon as practicable; provided, however, that before filing the Registration Statement or any amendments thereto, the Company will furnish to the counsel selected by the Holder, copies of all such documents proposed to be filed;

          (b) Furnish to the Holder such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder;

          (c) Use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities laws or blue sky laws as the Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable the Holder to consummate the disposition in such jurisdictions of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subparagraph be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (d) Use its commercially reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

          (e) Furnish to the Holder a signed counterpart, addressed to the Holder, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of the Registration Statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Holder including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) Notify the Holder and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

               (i) When the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

               (ii) Of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

               (iii) Of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

               (iv) Of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (g) Notify each holder of the Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (h) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (i) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (j) Enter into such agreements and take such other actions as the Holder shall reasonably request in writing (at the expense of the requesting or benefiting Holder) in order to expedite or facilitate the disposition of the Registrable Securities; and

          (k) Use its commercially reasonable best efforts to list all of the Registrable Securities covered by the Registration Statement on any securities exchange on which any of the Registrable Securities are then listed.

     5.     Information  to  be Furnished by theHolder.  The Company may require
            ------------------------------------------
the Holder of the Registrable Securities as to which any registration is being affected to furnish the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

     6.     Discontinuance  of  Disposition  oftheRegistrable  Securities.  The
            -------------------------------------------------------------
Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Paragraph 4(g) hereof, the Holder will forthwith discontinue the Holder's disposition of the Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 4(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     7.     Incidental  Underwritten  Offerings.  If  the  Company  at  any time
            -----------------------------------
proposes to register any of its securities under the Securities Act as contemplated by this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Holder, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holder among the securities to be distributed by such underwriters.

     8.     Holdback  Agreements.  Subject to such other reasonable requirements
            --------------------
as may be imposed by the underwriter as a condition of inclusion of the Registrable Securities in the Registration Statement, the Holder agrees by acquisition of the Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of the Company, during such reasonable period of time requested by the underwriter; provided however:

          (a) The secondary offering is intended to raise a minimum of $8,000,000 on behalf of the Company and

          (b) Such period shall not exceed the 90 day period commencing with the completion of an underwritten offering.

     The Company agrees and acknowledges that during any holdback period, the Holder may sell, in the holdback period, Registrable Securities in the amount of up to one percent per week of the shares of the Company Common Stock held by the Holder as long as this Agreement remains effective.

     9.     Participation  in  Underwritten  Offerings.  The  Holder  may  not
            ------------------------------------------
participate in any underwritten offering under this Agreement unless the Holder:

          (a) Agrees to sell its securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Holder; and

          (b) Completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

     Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require the Holder to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Holder expressly for use in the related Registration Statement or representations, warranties or agreements regarding the Holder, the Holder and the Holder's intended method of distribution and any other representation required by law.

     10.     Preparation;  Reasonable  Investigation.  In  connection  with  the
             ---------------------------------------
preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and its counsel and accountants, the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     11.     Indemnification  by  the Company.  In the event of any registration
             --------------------------------
of any securities of the Company under the Securities Act, the Company will, and hereby does agree to indemnify and hold harmless the Holder, its directors and officers, each other Person ("Person" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity) who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of the Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Holder.

     12.     Indemnification  by  the  Holder.  The  Company  may  require, as a
             --------------------------------
condition to including any of the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 11 hereof) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Holder.

     13.     Notices  of  Claims, Etc.  Promptly after receipt by an indemnified
             ------------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Paragraph 11 and Paragraph 12 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Paragraph 11 and Paragraph 12 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     14.     Other  Indemnification.  Indemnification  similar to that specified
             ----------------------
in Paragraph 11 and Paragraph 12 hereof (with appropriate modifications) shall be given by the Company and the Holder (but only if and to the extent required pursuant to the terms hereof) with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

     15.     Indemnification  Payments.  The  indemnification  required  by
             -------------------------
Paragraph 11 and Paragraph 12 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     16.     Contribution.  If  the indemnification provided for in Paragraph 11
             ------------
and Paragraph 12 hereof is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability:

          (a) In such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities; or

          (b) If the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained hereof, and in no event shall the obligation of any indemnifying party to contribute under this Paragraph 16 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

     The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Paragraph 16 were determined by pro rata allocation (even if the Holder and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     17.     Limitation  onContributions.  Notwithstanding  the  provisions  of
             ---------------------------
Paragraph 16, the Holder and an underwriter shall not be required to contribute any amount in excess of the amount by which (a) in the case of the Holder, the net proceeds received by the Holder from the sale of Registrable Securities, or
(b) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     18.     Rule 144.  The Company shall timely file the reports required to be
             --------
filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (including but not limited to the reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 referred to in subparagraph (c) of Rule 144) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Holder, make publicly available other information) and will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as Rule 144 may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with the requirements of this Paragraph.

     19.     Amendments  and  Waivers.  This  Agreement  may  be amended and the
             ------------------------
Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51 percent or more of the shares of (a) the Registrable Securities issued at such time, plus (b) the Registrable Securities issuable upon exercise or conversion of the securities of the Company then constituting derivative securities (if such securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Paragraph, whether or not such Registrable Securities shall have been marked to indicate such consent.

     20.     Nominees  for  Beneficial  Owners.  In  the  event  that any of the
             ---------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of the Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of the Registrable Securities held by a holder or holders of the Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

     21.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary,  in  the  event  of  any  conflict between the terms of the Consulting
Agreement  or  this  Agreement,  the  terms  of  this  Agreement  shall control.

     22.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Holder, addressed to Mr. Jimmy Villalobos at 11936 Paseo Fuerte, El Cajon California 92020, telecopier (619) 749-6830, and e-mail villalobosjw@cs.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     23.     Assignment.  This  Agreement shall be binding upon and inure to the
             ----------
benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any of the Registrable Securities.

     24.     Descriptive  Headings.  The  descriptive  headings  of  the several
             ---------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     25.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     26.     Severability.  If  any  provision  of  this  Agreement,  or  the
             ------------
application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     27.     Binding  Effect.  All  the  terms  and provisions of this Agreement
             ---------------
whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     28.     Failure  or Indulgence Not Waiver; Remedies Cumulative.  No failure
             ------------------------------------------------------
or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     29.     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     30.     Entire Agreement.  This Agreement embodies the entire agreement and
             ----------------
understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                          ---------------------------------
                                          Billy Ray, President


                                          ---------------------------------
                                          JIMMY VILLALOBOS

                              CONSULTING AGREEMENT

     THIS AGREEMENT is made this 27th day of February, 2004 by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") and JOHN JORDAN (the "Consultant").

     WHEREAS, the Company wishes to obtain the advice, contacts and expert judgment of the Consultant with respect to the conduct of the Company's business; and

     WHEREAS, the Company desires to have the Consultant act as an independent contractor for the purpose of providing such services to the Company; and

     WHEREAS, the Consultant is qualified and willing to provide such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Services.  The  Company hereby engages and retains the Consultant as
            --------
an independent contractor to provide the services set forth herein. The Consultant hereby agrees to provide all reasonable and necessary services associated with the following: (a) the development of a comprehensive business plan; (b) future acquisition strategies; (c) capital development; and (d) any other ancillary services relating to the aforementioned (collectively, the "Services"). The Consultant has fully performed all of the Services hereunder.

     2.     Representations.  The  Consultant  hereby  agrees  to  use  its best
            ---------------
efforts in providing the Services and loyally representing the interests of the Company in accordance with the Company's reasonable requirements and objectives. The Consultant and the Company acknowledge that Consultant is experienced in providing the Services and will provide the Services with the diligence and care of others in the industry. The Consultant further represents that it has not, and shall not, enter into any agreement during the term of this Agreement which might prevent it from performing its obligations hereunder.

     3.     Fees.  In full consideration of the Services provided hereunder, the
            ----
Company hereby grants to the Consultant 1,000,000 shares of the common stock of the Company, no par value per share (the "Company Common Stock") for general business consulting to be issued within a reasonable time after the execution of this Agreement. One-third of the shares of the Company Common Stock to be issued hereunder will be registered securities pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission (the "S-8 Shares"). One-third of such shares of the Company Common Stock will be restricted in their resale under Rule 144 promulgated under the Securities Act ("Rule 144"), but possessing piggyback registration rights, pursuant to that certain Registration Rights Agreement attached hereto as Attachment 1. The remaining one-third will
                                     ------------
be restricted in their resale under Rule 144 and will have no registration rights. Notwithstanding anything herein contained to the contrary, all shares of the Company Common Stock to be issued hereunder will be issued (i) first, to satisfy the obligation to issue the S-8 Shares, and (ii) then, the restricted shares to be issued subject to Rule 144 with registration rights, and (iii) finally, the shares to be issued subject to Rule 144 with no registration rights.

     The shares of the Company Common Stock to be issued under this Agreement shall be issued as follows:

          (a) Ninety-one days from the date hereof, the Company will issue 333,333 shares to the Consultant.

          (b) As the Company increases its outstanding shares of the Company Common Stock it will issue additional shares of the Company Common Stock to the Consultant within 15 days of any such increase on a pro-rata basis determined as follows: 1,000,000 times a fraction, the numerator of which is the total number of shares of the issued and outstanding Company Stock at the time in question and before the issuance of any additional shares to the Consultant hereunder, and the denominator of which is 204,000,000, less the number of shares of the Company Common Stock previously issued to the Consultant hereunder; subject, to the limitation that at no time will the number of shares of the Company Common Stock to be issued to the Consultant hereunder be in such an amount that following the issuance of such shares the Consultant will own more than 9.9 percent of the issued and outstanding shares of the Company Common Stock.

     The following example shows the operation of the foregoing discussion in Paragraph 3(b): Say the Company has issued and outstanding 150,000,000 shares of the Company Common Stock. After allowing for the initial issuance of the 333,333 shares of the Company Common Stock, the Consultant would be entitled to an additional 401,961 shares determined as follows:

                     401,961 = 1,000,000 x 150,000,000 - 333,333
                                           -----------
                                           204,000,000

     4.     Representations  and  Warranties of the Consultant.  With respect to
            --------------------------------------------------
the S-8 Shares to be issued in payment for the Services rendered hereunder, the Consultant represents and warrants as follows:

          (a)     The  Consultant  is  a  natural  person;

          (b) He has provided bona fide services to the Company not related or connected to the resale of the S-8 Shares;

          (c) The Services were not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities;

          (d) By prearrangement or otherwise, the Company has not controlled or directed the resale of the S-8 Shares in the public market;

          (e) The Company or its affiliates have not directly or indirectly received a percentage of proceeds from any resales of the S-8 Shares by the Consultant, or

          (f) The proceeds from the resale of any such shares have not been applied to pay expenses of the Company that are not related to any service provided by the Consultant.

     5.     Restrictions  on  Transfer.  The  Consultant  understands and agrees
            --------------------------
that the following restrictions and limitations are applicable to the shares of the Company Common Stock issued to the Consultant hereunder, other than the S-8
Shares:

          (a) The shares shall not be sold, pledged, hypothecated or otherwise transferred unless the shares are registered under the Securities Act of 1933, as amended, and the securities laws of any state or foreign jurisdiction, or are exempt therefrom;

          (b) A legend in substantially the following form has been or will be placed on any certificate or other document evidencing the shares:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER

SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

          (c) Stop transfer instructions to the transfer agent of the shares have been or will be placed with respect to the shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph
(b)  above;  and

          (d) The legend and stop transfer instructions described in subparagraphs (b) and (c) above will be placed with respect to any new certificate or other document issued upon presentment by the Consultant of certificates or other documents for transfer.

     6.     Expenses.  All  expenses,  including travel and lodging, incurred by
            --------
the Consultant in the performance of the Services shall be the sole responsibility of the Consultant, unless otherwise agreed to in writing. During the continuance of this Agreement, the Consultant shall certify as regular and guarantee the Consultant's situation towards all relevant tax authorities, social administrations and professional organizations, if applicable, as being in conformity with the Consultant's status as an independent contractor.

     7.     Insurance.  The parties agree that the Company shall not be required
            ---------
to carry insurance or in any way insure the activities of the Consultant, its agents, servants or employees, nor shall the Company be liable for any of the acts or omissions of the Consultant, its agents, servants or employees. The Consultant further agrees to indemnify, defend, and hold harmless the Company from any and all claims, penalties, fines, causes of action, liabilities, or threats of such actions which arise out of or relate to this Agreement or the performance of the Services. This provision shall survive the termination of this Agreement.

     8.     Duration.  This  Agreement  shall  remain  in effect for a period of
            --------
three years commencing on the date hereof, but shall automatically renew, if not terminated as provided for herein, for successive one year periods. Notwithstanding the foregoing, the Company or the Consultant may terminate this Agreement at any time upon 10 days' written notice.

     9.     Confidentiality.  All  information  relating  to  the  business  and
            ---------------
affairs of the Company shall be treated as Confidential Information, as hereinafter defined, by the Consultant both during and after the term hereof. Except with the prior approval of the Company, the Consultant shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations. The Consultant further agrees not to use any information made available to or coming into its possession or knowledge in a manner that is adverse to the business of the Company. All data, records and written material prepared or compiled by the Consultant or furnished to the Consultant during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by the Consultant after the term of this Agreement.

     As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the Company and its affiliated corporations. The term
"Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of the Consultant, (b) can be shown to have been previously available to the Consultant on a non-confidential basis prior to its disclosure to the Consultant by the Company, or its representatives, (c) becomes available to the Consultant on a non-confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

     Notwithstanding anything herein contained to contrary, the above described obligation with respect to confidentiality shall survive any termination of the Consultant's engagement hereunder or the termination of this Agreement.

     10.     No  Contracts,  Arrangements,  Understandings or Relationships with
             -------------------------------------------------------------------
Respect  to Securities.  There are no contracts, arrangements, understandings or
  --------------------
relationships (legal or otherwise) by any party to this Agreement, or any other person with respect to the Company Common Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     11.     Attorneys'  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     12.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     13.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary, in the event of any conflict between the terms of the Registration Rights Agreement or this Agreement, the terms of the Registration Rights Agreement shall control.

     14.     Relationship  of  Parties.  The Consultant is providing services on
             -------------------------
an independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Consultant shall not be deemed to be an employee of the Company for any reason. The Company and the Consultant acknowledge that the Consultant shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

     15.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Consultant, addressed to Mr. John Jordan at 2820 La Mirada Drive, Vista, California 92083. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     16.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     17.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.     Incorporation  by  Reference.  The  Attachments  to  this Agreement
             ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     25.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     26.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                          ---------------------------------
                                          Billy Ray, President

                                          ---------------------------------
                                          JOHN JORDAN



Attachment:
----------
Attachment  1  -  Registration  Rights  Agreement

                                  ATTACHMENT 1

                            REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is made this 27th day of February, 2004 by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") and JOHN JORDAN (the "Holder").

     WHEREAS, on even date herewith the Company executed and delivered to the Holder that certain Consulting Agreement (the "Consulting Agreement") whereby the Company has agreed to issue to the Holder 1,000,000 shares of the Company's common stock, no par value per share (the "Company Common Stock"), in payment for services as described in the Consulting Agreement; and

     WHEREAS, 333,333 shares of the Company Common Stock to be issued to the Holder under the Consulting Agreement (the "Registrable Securities") will be restricted in their resale under Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), but possessing piggyback registration rights as hereinafter provided; and

     WHEREAS, the Registrable Securities include any other securities issued or issuable at any time or from time to time in respect of the Registrable Securities as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     PiggybackRegistration  Rights  Available.  Provided  that  the
            ----------------------------------------
Registrable Securities have not been registered, if at any time after the date hereof but before the third anniversary of the date hereof, the Company proposes to register any of its securities under the Securities Act, other than by a registration in connection with an acquisition in a manner which would not permit registration of the Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto on an underwritten basis (either "best-efforts" or "firm-commitment"), then, the Company will each such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Agreement. Upon the written request of the Holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of the Registrable Securities in a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act to register the securities which the Company proposes to register (the "Registration Statement"), provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon:

          (a) In the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

          (b) In the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     2.     Payment  of  RegistrationExpenses.  The  Company  will  pay  all
            ---------------------------------
Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Agreement. The right provided the Holder pursuant to this Agreement shall be exercisable at its sole discretion.

     3.     Priority  in  Incidental Registrations.  If the managing underwriter
            --------------------------------------
of the underwritten offering contemplated by this Agreement shall inform the Company and the Holder by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering:

          (a) First, securities proposed by the Company to be sold for its own account; and

          (b) Second, Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the Holder shall have pro rata rights of registration with all shares sought to be included by officers and directors of the Company as well as holders of 10 percent or more of the Company Common Stock.

     4.     Registration Procedures.  If and whenever the Company is required to
            -----------------------
affect the registration of any Registrable Securities under the Securities Act as provided in herein, the Company shall, as expeditiously as possible:

          (a) Prepare and file with the Securities and Exchange Commission (the "SEC") the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause the Registration Statement to be declared effective by the SEC, as soon as practicable; provided, however, that before filing the Registration Statement or any amendments thereto, the Company will furnish to the counsel selected by the Holder, copies of all such documents proposed to be filed;

          (b) Furnish to the Holder such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder;

          (c) Use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities laws or blue sky laws as the Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable the Holder to consummate the disposition in such jurisdictions of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subparagraph be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (d) Use its commercially reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

          (e) Furnish to the Holder a signed counterpart, addressed to the Holder, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of the Registration Statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Holder including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) Notify the Holder and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

               (i) When the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

               (ii) Of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

               (iii) Of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

               (iv) Of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (g) Notify each holder of the Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (h) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (i) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (j) Enter into such agreements and take such other actions as the Holder shall reasonably request in writing (at the expense of the requesting or benefiting Holder) in order to expedite or facilitate the disposition of the Registrable Securities; and

          (k) Use its commercially reasonable best efforts to list all of the Registrable Securities covered by the Registration Statement on any securities exchange on which any of the Registrable Securities are then listed.

     5.     Information  to  be Furnished by theHolder.  The Company may require
            ------------------------------------------
the Holder of the Registrable Securities as to which any registration is being affected to furnish the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

     6.     Discontinuance  of  Disposition  oftheRegistrable  Securities.  The
            -------------------------------------------------------------
Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Paragraph 4(g) hereof, the Holder will forthwith discontinue the Holder's disposition of the Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 4(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     7.     Incidental  Underwritten  Offerings.  If  the  Company  at  any time
            -----------------------------------
proposes to register any of its securities under the Securities Act as contemplated by this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Holder, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holder among the securities to be distributed by such underwriters.

     8.     Holdback  Agreements.  Subject to such other reasonable requirements
            --------------------
as may be imposed by the underwriter as a condition of inclusion of the Registrable Securities in the Registration Statement, the Holder agrees by acquisition of the Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of the Company, during such reasonable period of time requested by the underwriter; provided however:

          (a) The secondary offering is intended to raise a minimum of $8,000,000 on behalf of the Company and

          (b) Such period shall not exceed the 90 day period commencing with the completion of an underwritten offering.

     The Company agrees and acknowledges that during any holdback period, the Holder may sell, in the holdback period, Registrable Securities in the amount of up to one percent per week of the shares of the Company Common Stock held by the Holder as long as this Agreement remains effective.

     9.     Participation  in  Underwritten  Offerings.  The  Holder  may  not
            ------------------------------------------
participate in any underwritten offering under this Agreement unless the Holder:

          (a) Agrees to sell its securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Holder; and

          (b) Completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

     Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require the Holder to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Holder expressly for use in the related Registration Statement or representations, warranties or agreements regarding the Holder, the Holder and the Holder's intended method of distribution and any other representation required by law.

     10.     Preparation;  Reasonable  Investigation.  In  connection  with  the
             ---------------------------------------
preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and its counsel and accountants, the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     11.     Indemnification  by  the Company.  In the event of any registration
             --------------------------------
of any securities of the Company under the Securities Act, the Company will, and hereby does agree to indemnify and hold harmless the Holder, its directors and officers, each other Person ("Person" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity) who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of the Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Holder.

     12.     Indemnification  by  the  Holder.  The  Company  may  require, as a
             --------------------------------
condition to including any of the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 11 hereof) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Holder.

     13.     Notices  of  Claims, Etc.  Promptly after receipt by an indemnified
             ------------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Paragraph 11 and Paragraph 12 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Paragraph 11 and Paragraph 12 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     14.     Other  Indemnification.  Indemnification  similar to that specified
             ----------------------
in Paragraph 11 and Paragraph 12 hereof (with appropriate modifications) shall be given by the Company and the Holder (but only if and to the extent required pursuant to the terms hereof) with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

     15.     Indemnification  Payments.  The  indemnification  required  by
             -------------------------
Paragraph 11 and Paragraph 12 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     16.     Contribution.  If  the indemnification provided for in Paragraph 11
             ------------
and Paragraph 12 hereof is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability:

          (a) In such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities; or

          (b) If the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained hereof, and in no event shall the obligation of any indemnifying party to contribute under this Paragraph 16 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

     The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Paragraph 16 were determined by pro rata allocation (even if the Holder and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     17.     Limitation  onContributions.  Notwithstanding  the  provisions  of
             ---------------------------
Paragraph 16, the Holder and an underwriter shall not be required to contribute any amount in excess of the amount by which (a) in the case of the Holder, the net proceeds received by the Holder from the sale of Registrable Securities, or
(b) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     18.     Rule 144.  The Company shall timely file the reports required to be
             --------
filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (including but not limited to the reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 referred to in subparagraph (c) of Rule 144) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Holder, make publicly available other information) and will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as Rule 144 may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with the requirements of this Paragraph.

     19.     Amendments  and  Waivers.  This  Agreement  may  be amended and the
             ------------------------
Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51 percent or more of the shares of (a) the Registrable Securities issued at such time, plus (b) the Registrable Securities issuable upon exercise or conversion of the securities of the Company then constituting derivative securities (if such securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Paragraph, whether or not such Registrable Securities shall have been marked to indicate such consent.

     20.     Nominees  for  Beneficial  Owners.  In  the  event  that any of the
             ---------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of the Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of the Registrable Securities held by a holder or holders of the Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

     21.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary,  in  the  event  of  any  conflict between the terms of the Consulting
Agreement  or  this  Agreement,  the  terms  of  this  Agreement  shall control.

     22.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Holder, addressed to Mr. John Jordan at 2820 La Mirada Drive, Vista, California 92083. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     23.     Assignment.  This  Agreement shall be binding upon and inure to the
             ----------
benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any of the Registrable Securities.

     24.     Descriptive  Headings.  The  descriptive  headings  of  the several
             ---------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     25.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     26.     Severability.  If  any  provision  of  this  Agreement,  or  the
             ------------
application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     27.     Binding  Effect.  All  the  terms  and provisions of this Agreement
             ---------------
whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     28.     Failure  or Indulgence Not Waiver; Remedies Cumulative.  No failure
             ------------------------------------------------------
or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     29.     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     30.     Entire Agreement.  This Agreement embodies the entire agreement and
             ----------------
understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                          ---------------------------------
                                          Billy Ray, President


                                          ---------------------------------
                                          JOHN JORDAN

                              CONSULTING AGREEMENT

     THIS AGREEMENT is made this 27th day of February, 2004 by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") and PAUL FERANDELL (the "Consultant").

     WHEREAS, the Company wishes to obtain the advice, contacts and expert judgment of the Consultant with respect to the conduct of the Company's business; and

     WHEREAS, the Company desires to have the Consultant act as an independent contractor for the purpose of providing such services to the Company; and

     WHEREAS, the Consultant is qualified and willing to provide such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Services.  The  Company hereby engages and retains the Consultant as
            --------
an independent contractor to provide the services set forth herein. The Consultant hereby agrees to provide all reasonable and necessary services associated with the following: (a) the development of a comprehensive business plan; (b) future acquisition strategies; (c) capital development; and (d) any other ancillary services relating to the aforementioned (collectively, the "Services"). The Consultant has fully performed all of the Services hereunder.

     2.     Representations.  The  Consultant  hereby  agrees  to  use  its best
            ---------------
efforts in providing the Services and loyally representing the interests of the Company in accordance with the Company's reasonable requirements and objectives. The Consultant and the Company acknowledge that Consultant is experienced in providing the Services and will provide the Services with the diligence and care of others in the industry. The Consultant further represents that it has not, and shall not, enter into any agreement during the term of this Agreement which might prevent it from performing its obligations hereunder.

     3.     Fees.  In full consideration of the Services provided hereunder, the
            ----
Company hereby grants to the Consultant 1,000,000 shares of the common stock of the Company, no par value per share (the "Company Common Stock") for general business consulting to be issued within a reasonable time after the execution of this Agreement. One-third of the shares of the Company Common Stock to be issued hereunder will be registered securities pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission (the "S-8 Shares"). One-third of such shares of the Company Common Stock will be restricted in their resale under Rule 144 promulgated under the Securities Act ("Rule 144"), but possessing piggyback registration rights, pursuant to that certain Registration Rights Agreement attached hereto as Attachment 1. The remaining one-third will
                                     ------------
be restricted in their resale under Rule 144 and will have no registration rights. Notwithstanding anything herein contained to the contrary, all shares of the Company Common Stock to be issued hereunder will be issued (i) first, to satisfy the obligation to issue the S-8 Shares, and (ii) then, the restricted shares to be issued subject to Rule 144 with registration rights, and (iii) finally, the shares to be issued subject to Rule 144 with no registration rights.

     The shares of the Company Common Stock to be issued under this Agreement shall be issued as follows:

          (a) Ninety-one days from the date hereof, the Company will issue 333,333 shares to the Consultant.

          (b) As the Company increases its outstanding shares of the Company Common Stock it will issue additional shares of the Company Common Stock to the Consultant within 15 days of any such increase on a pro-rata basis determined as follows: 1,000,000 times a fraction, the numerator of which is the total number of shares of the issued and outstanding Company Stock at the time in question and before the issuance of any additional shares to the Consultant hereunder, and the denominator of which is 204,000,000, less the number of shares of the Company Common Stock previously issued to the Consultant hereunder; subject, to the limitation that at no time will the number of shares of the Company Common Stock to be issued to the Consultant hereunder be in such an amount that following the issuance of such shares the Consultant will own more than 9.9 percent of the issued and outstanding shares of the Company Common Stock.

     The following example shows the operation of the foregoing discussion in Paragraph 3(b): Say the Company has issued and outstanding 150,000,000 shares of the Company Common Stock. After allowing for the initial issuance of the 333,333 shares of the Company Common Stock, the Consultant would be entitled to an additional 401,961 shares determined as follows:

                     401,961 = 1,000,000 x 150,000,000 - 333,333
                                           -----------
                                           204,000,000

     4.     Representations  and  Warranties of the Consultant.  With respect to
            --------------------------------------------------
the S-8 Shares to be issued in payment for the Services rendered hereunder, the Consultant represents and warrants as follows:

          (a)     The  Consultant  is  a  natural  person;

          (b) He has provided bona fide services to the Company not related or connected to the resale of the S-8 Shares;

          (c) The Services were not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities;

          (d) By prearrangement or otherwise, the Company has not controlled or directed the resale of the S-8 Shares in the public market;

          (e) The Company or its affiliates have not directly or indirectly received a percentage of proceeds from any resales of the S-8 Shares by the Consultant, or

          (f) The proceeds from the resale of any such shares have not been applied to pay expenses of the Company that are not related to any service provided by the Consultant.

     5.     Restrictions  on  Transfer.  The  Consultant  understands and agrees
            --------------------------
that the following restrictions and limitations are applicable to the shares of the Company Common Stock issued to the Consultant hereunder, other than the S-8
Shares:

          (a) The shares shall not be sold, pledged, hypothecated or otherwise transferred unless the shares are registered under the Securities Act of 1933, as amended, and the securities laws of any state or foreign jurisdiction, or are exempt therefrom;

          (b) A legend in substantially the following form has been or will be placed on any certificate or other document evidencing the shares:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER

SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

          (c) Stop transfer instructions to the transfer agent of the shares have been or will be placed with respect to the shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph
(b)  above;  and

          (d) The legend and stop transfer instructions described in subparagraphs (b) and (c) above will be placed with respect to any new certificate or other document issued upon presentment by the Consultant of certificates or other documents for transfer.

     6.     Expenses.  All  expenses,  including travel and lodging, incurred by
            --------
the Consultant in the performance of the Services shall be the sole responsibility of the Consultant, unless otherwise agreed to in writing. During the continuance of this Agreement, the Consultant shall certify as regular and guarantee the Consultant's situation towards all relevant tax authorities, social administrations and professional organizations, if applicable, as being in conformity with the Consultant's status as an independent contractor.

     7.     Insurance.  The parties agree that the Company shall not be required
            ---------
to carry insurance or in any way insure the activities of the Consultant, its agents, servants or employees, nor shall the Company be liable for any of the acts or omissions of the Consultant, its agents, servants or employees. The Consultant further agrees to indemnify, defend, and hold harmless the Company from any and all claims, penalties, fines, causes of action, liabilities, or threats of such actions which arise out of or relate to this Agreement or the performance of the Services. This provision shall survive the termination of this Agreement.

     8.     Duration.  This  Agreement  shall  remain  in effect for a period of
            --------
three years commencing on the date hereof, but shall automatically renew, if not terminated as provided for herein, for successive one year periods. Notwithstanding the foregoing, the Company or the Consultant may terminate this Agreement at any time upon 10 days' written notice.

     9.     Confidentiality.  All  information  relating  to  the  business  and
            ---------------
affairs of the Company shall be treated as Confidential Information, as hereinafter defined, by the Consultant both during and after the term hereof. Except with the prior approval of the Company, the Consultant shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations. The Consultant further agrees not to use any information made available to or coming into its possession or knowledge in a manner that is adverse to the business of the Company. All data, records and written material prepared or compiled by the Consultant or furnished to the Consultant during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by the Consultant after the term of this Agreement.

     As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the Company and its affiliated corporations. The term
"Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of the Consultant, (b) can be shown to have been previously available to the Consultant on a non-confidential basis prior to its disclosure to the Consultant by the Company, or its representatives, (c) becomes available to the Consultant on a non-confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

     Notwithstanding anything herein contained to contrary, the above described obligation with respect to confidentiality shall survive any termination of the Consultant's engagement hereunder or the termination of this Agreement.

     10.     No  Contracts,  Arrangements,  Understandings or Relationships with
             -------------------------------------------------------------------
Respect  to Securities.  There are no contracts, arrangements, understandings or
----------------------
relationships (legal or otherwise) by any party to this Agreement, or any other person with respect to the Company Common Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     11.     Attorneys'  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     12.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     13.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary, in the event of any conflict between the terms of the Registration Rights Agreement or this Agreement, the terms of the Registration Rights Agreement shall control.

     14.     Relationship  of  Parties.  The Consultant is providing services on
             -------------------------
an independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Consultant shall not be deemed to be an employee of the Company for any reason. The Company and the Consultant acknowledge that the Consultant shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

     15.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Consultant, addressed to Mr. Paul Ferandell at 2820 La Mirada Drive, Vista, California 92083. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     16.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     17.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.     Incorporation  by  Reference.  The  Attachments  to  this Agreement
             ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     25.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     26.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                          ---------------------------------
                                          Billy Ray, President

                                          ---------------------------------
                                          PAUL FERANDELL



Attachment:
----------
Attachment  1  -  Registration  Rights  Agreement

                                  ATTACHMENT 1

                            REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is made this 27th day of February, 2004 by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") and PAUL FERANDELL (the "Holder").

     WHEREAS, on even date herewith the Company executed and delivered to the Holder that certain Consulting Agreement (the "Consulting Agreement") whereby the Company has agreed to issue to the Holder 1,000,000 shares of the Company's common stock, no par value per share (the "Company Common Stock"), in payment for services as described in the Consulting Agreement; and

     WHEREAS, 333,333 shares of the Company Common Stock to be issued to the Holder under the Consulting Agreement (the "Registrable Securities") will be restricted in their resale under Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), but possessing piggyback registration rights as hereinafter provided; and

     WHEREAS, the Registrable Securities include any other securities issued or issuable at any time or from time to time in respect of the Registrable Securities as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     PiggybackRegistration  Rights  Available.  Provided  that  the
            ----------------------------------------
Registrable Securities have not been registered, if at any time after the date hereof but before the third anniversary of the date hereof, the Company proposes to register any of its securities under the Securities Act, other than by a registration in connection with an acquisition in a manner which would not permit registration of the Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto on an underwritten basis (either "best-efforts" or "firm-commitment"), then, the Company will each such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Agreement. Upon the written request of the Holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of the Registrable Securities in a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act to register the securities which the Company proposes to register (the "Registration Statement"), provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon:

          (a) In the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

          (b) In the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     2.     Payment  of  RegistrationExpenses.  The  Company  will  pay  all
            ---------------------------------
Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Agreement. The right provided the Holder pursuant to this Agreement shall be exercisable at its sole discretion.

     3.     Priority  in  Incidental Registrations.  If the managing underwriter
            --------------------------------------
of the underwritten offering contemplated by this Agreement shall inform the Company and the Holder by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering:

          (a) First, securities proposed by the Company to be sold for its own account; and

          (b) Second, Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the Holder shall have pro rata rights of registration with all shares sought to be included by officers and directors of the Company as well as holders of 10 percent or more of the Company Common Stock.

     4.     Registration Procedures.  If and whenever the Company is required to
            -----------------------
affect the registration of any Registrable Securities under the Securities Act as provided in herein, the Company shall, as expeditiously as possible:

          (a) Prepare and file with the Securities and Exchange Commission (the "SEC") the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause the Registration Statement to be declared effective by the SEC, as soon as practicable; provided, however, that before filing the Registration Statement or any amendments thereto, the Company will furnish to the counsel selected by the Holder, copies of all such documents proposed to be filed;

          (b) Furnish to the Holder such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder;

          (c) Use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities laws or blue sky laws as the Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable the Holder to consummate the disposition in such jurisdictions of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subparagraph be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (d) Use its commercially reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

          (e) Furnish to the Holder a signed counterpart, addressed to the Holder, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of the Registration Statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Holder including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) Notify the Holder and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

               (i) When the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

               (ii) Of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

               (iii) Of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

               (iv) Of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (g) Notify each holder of the Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (h) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (i) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (j) Enter into such agreements and take such other actions as the Holder shall reasonably request in writing (at the expense of the requesting or benefiting Holder) in order to expedite or facilitate the disposition of the Registrable Securities; and

          (k) Use its commercially reasonable best efforts to list all of the Registrable Securities covered by the Registration Statement on any securities exchange on which any of the Registrable Securities are then listed.

     5.     Information  to  be Furnished by theHolder.  The Company may require
            ------------------------------------------
the Holder of the Registrable Securities as to which any registration is being affected to furnish the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

     6.     Discontinuance  of  Disposition  oftheRegistrable  Securities.  The
            -------------------------------------------------------------
Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Paragraph 4(g) hereof, the Holder will forthwith discontinue the Holder's disposition of the Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 4(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     7.     Incidental  Underwritten  Offerings.  If  the  Company  at  any time
            -----------------------------------
proposes to register any of its securities under the Securities Act as contemplated by this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Holder, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holder among the securities to be distributed by such underwriters.

     8.     Holdback  Agreements.  Subject to such other reasonable requirements
            --------------------
as may be imposed by the underwriter as a condition of inclusion of the Registrable Securities in the Registration Statement, the Holder agrees by acquisition of the Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of the Company, during such reasonable period of time requested by the underwriter; provided however:

          (a) The secondary offering is intended to raise a minimum of $8,000,000 on behalf of the Company and

          (b) Such period shall not exceed the 90 day period commencing with the completion of an underwritten offering.

     The Company agrees and acknowledges that during any holdback period, the Holder may sell, in the holdback period, Registrable Securities in the amount of up to one percent per week of the shares of the Company Common Stock held by the Holder as long as this Agreement remains effective.

     9.     Participation  in  Underwritten  Offerings.  The  Holder  may  not
            ------------------------------------------
participate in any underwritten offering under this Agreement unless the Holder:

          (a) Agrees to sell its securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Holder; and

          (b) Completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

     Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require the Holder to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Holder expressly for use in the related Registration Statement or representations, warranties or agreements regarding the Holder, the Holder and the Holder's intended method of distribution and any other representation required by law.

     10.     Preparation;  Reasonable  Investigation.  In  connection  with  the
             ---------------------------------------
preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and its counsel and accountants, the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     11.     Indemnification  by  the Company.  In the event of any registration
             --------------------------------
of any securities of the Company under the Securities Act, the Company will, and hereby does agree to indemnify and hold harmless the Holder, its directors and officers, each other Person ("Person" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity) who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of the Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Holder.

     12.     Indemnification  by  the  Holder.  The  Company  may  require, as a
             --------------------------------
condition to including any of the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 11 hereof) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Holder.

     13.     Notices  of  Claims, Etc.  Promptly after receipt by an indemnified
             ------------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Paragraph 11 and Paragraph 12 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Paragraph 11 and Paragraph 12 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     14.     Other  Indemnification.  Indemnification  similar to that specified
             ----------------------
in Paragraph 11 and Paragraph 12 hereof (with appropriate modifications) shall be given by the Company and the Holder (but only if and to the extent required pursuant to the terms hereof) with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

     15.     Indemnification  Payments.  The  indemnification  required  by
             -------------------------
Paragraph 11 and Paragraph 12 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     16.     Contribution.  If  the indemnification provided for in Paragraph 11
             ------------
and Paragraph 12 hereof is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability:

          (a) In such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities; or

          (b) If the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained hereof, and in no event shall the obligation of any indemnifying party to contribute under this Paragraph 16 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

     The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Paragraph 16 were determined by pro rata allocation (even if the Holder and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     17.     Limitation  onContributions.  Notwithstanding  the  provisions  of
             ---------------------------
Paragraph 16, the Holder and an underwriter shall not be required to contribute any amount in excess of the amount by which (a) in the case of the Holder, the net proceeds received by the Holder from the sale of Registrable Securities, or
(b) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     18.     Rule 144.  The Company shall timely file the reports required to be
             --------
filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (including but not limited to the reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 referred to in subparagraph (c) of Rule 144) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Holder, make publicly available other information) and will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as Rule 144 may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with the requirements of this Paragraph.

     19.     Amendments  and  Waivers.  This  Agreement  may  be amended and the
             ------------------------
Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51 percent or more of the shares of (a) the Registrable Securities issued at such time, plus (b) the Registrable Securities issuable upon exercise or conversion of the securities of the Company then constituting derivative securities (if such securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Paragraph, whether or not such Registrable Securities shall have been marked to indicate such consent.

     20.     Nominees  for  Beneficial  Owners.  In  the  event  that any of the
             ---------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of the Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of the Registrable Securities held by a holder or holders of the Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

     21.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary,  in  the  event  of  any  conflict between the terms of the Consulting
Agreement  or  this  Agreement,  the  terms  of  this  Agreement  shall control.

     22.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at 165 Wilde Green Drive, Roswell, Georgia 30075, and if to the Holder, addressed to Mr. Paul Ferandell at 2820 La Mirada Drive, Vista, California 92083. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     23.     Assignment.  This  Agreement shall be binding upon and inure to the
             ----------
benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any of the Registrable Securities.

     24.     Descriptive  Headings.  The  descriptive  headings  of  the several
             ---------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     25.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     26.     Severability.  If  any  provision  of  this  Agreement,  or  the
             ------------
application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     27.     Binding  Effect.  All  the  terms  and provisions of this Agreement
             ---------------
whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     28.     Failure  or Indulgence Not Waiver; Remedies Cumulative.  No failure
             ------------------------------------------------------
or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     29.     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     30.     Entire Agreement.  This Agreement embodies the entire agreement and
             ----------------
understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                       SPIDERBOY INTERNATIONAL, INC.


                                       By
                                          ---------------------------------
                                          Billy Ray, President


                                          ---------------------------------
                                          PAUL FERANDELL

                                  ATTACHMENT F
  TERMS OF THE ACQUISITION OF PERSONNEL RESOURCES OF GEORGIA, INC. AND JF CARTER
                                AND COMPANY, INC.

                                  EXHIBIT 4(M)
                                    CONTRACTS

                                                                    EXHIBIT 4(M)
                                    CONTRACTS
                                      None

                                  EXHIBIT 4(N)
                                   TAX MATTERS

                                                                    EXHIBIT 4(N)
                                   TAX MATTERS
                                      None

                                    EXHIBIT 7
         EXAMPLE OF THE EFFECT OF THE ISSUANCE OF NEW SHARES ON DILUTION

                                                                       EXHIBIT 7

     The Consultants will have the right to receive up to 43,000,000 shares of the Company Common Stock under the Consulting Agreements with the first issuance of 9,666,665 to take place 91 days after the Closing. Thereafter, the Consultants will be issued additional shares of the remaining balance of 33,333,335 shares ratably as new shares are issued as part of acquisitions, financing, employment contracts and board compensation packages maintaining roughly a 21.5 percentage ownership interest in the issued and outstanding shares of the Company Common Stock. For example, if the Company issues 500,000 shares in an acquisition, the Consultants would be issued approximately 107,500 of the 500,000 shares. All of these totals would be subject to the reverse split of up to 10 to 1. If the Company affects the reverse split as part of the 14A filing at 10 to 1, then the 43,000,000 would become 4,300,000, the 9,666,665 would become 966,666 and so forth. Regardless of whether or not the Consultants sell their stock or hold their stock the calculations will be based on what has been issued.

     As a further example, if the Company has performed a reverse split at 10-1, the most stock that would be issued under the Consulting Agreements would be 4,300,000 if and only if the Company had increased the total number of shares issued to 20,000,000 inclusive of the shares issued to the Consultants. If the Company has only increased the outstanding shares to 10,000,000 then the only shares that would be issued to the Consultants would be 2,150,000 inclusive in the 10,000,000.